           As filed with the Securities and Exchange Commission on April 7, 2009

                                            1933 Act Registration No. 333-43373

                                            1940 Act Registration No. 811-08569
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 14 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 15 /X/

                    Lincoln Life Variable Annuity Account Q
                           (Exact Name of Registrant)

                           Multi-Fund (Reg. TM) Group

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2009, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life Variable Annuity Account Q
Group Variable Annuity Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton
Fort Wayne, Indiana 46802




Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340
Fort Wayne, IN 46808

1-800-341-0441
www.LincolnFinancial.com

This prospectus describes a group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.


Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

The participants take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
American Century Investments Variable Products (Class I):
     American Century VP Inflation Protection Fund*

American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class I)
     BlackRock Global Allocation V.I. Fund*


Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
   Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Trend Series
     Delaware VIP Value Series
Delaware VIP Trust (Service Class):
     Delaware VIP Small Cap Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation Plus VIP Portfolio*

Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund

     LVIP Delaware Foundation Aggressive Allocation Fund*
     LVIP Delaware Foundation Conservative Allocation Fund*
     LVIP Delaware Foundation Moderate Allocation Fund*

     LVIP Delaware Growth and Income Fund

     LVIP Delaware Managed Fund*

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund

     LVIP Global Income Fund*

     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund*
     LVIP SSgA Emerging Markets 100 Fund*
     LVIP SSgA International Index Fund*
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small Cap Index Fund

     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP UBS Global Asset Allocation Fund*

     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio


* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2009

Table of Contents



Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  9
The Lincoln National Life Insurance Company                 11
Variable Annuity Account (VAA)                              12
Fixed Side of the Contract                                  12
Investments of the VAA                                      12
Charges and Other Deductions                                16
 Surrender Charges                                          17
 Additional Information                                     17
The Contracts                                               19
 Purchase of the Contracts                                  19
 Transfers On or Before the Annuity Commencement Date       20
 Death Benefit Before the Annuity Commencement Date         23
 Loans                                                      25
 Annuity Payouts                                            27
Distribution of the Contracts                               28
Federal Tax Matters                                         29
Additional Information                                      32
 Voting Rights                                              32
 Return Privilege                                           32
 Other Information                                          33
 Legal Proceedings                                          33
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account Q                 34
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit paid if the participant or annuitant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies.

FINRA - Financial Industry Regulatory Authority.


Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Net Contributions - The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant - A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Annual account fee: $25

(allocated contract, per contractowner/participant)

Loan establishment fee per loan (where allowed by law): $35

We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Contractowner or Participant Transaction Expenses:



  o   Surrender charge (as a percentage of account value surrendered/withdrawn):      6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.



Deductions from the VAA



Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge     1.002%
"1st breakpoint" mortality and expense charge*   .75%
"2nd breakpoint" mortality and expense charge*   .55%


* Only certain contracts or plans are eligible for a breakpoint charge.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         3.90%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.56%        0.33%



* Twenty-one of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2010.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2008:



(as a percentage of each fund's average net assets):


                                                                Management                      Other
                                                                   Fees        12b-1 Fees      Expenses
                                                                 (before        (before        (before
                                                                   any            any            any
                                                                 waivers/       waivers/       waivers/
                                                                reimburse-     reimburse-     reimburse-
                                                                  ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                             0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)     0.55           0.25           0.07
American Century VP Inflation Protection Fund (Class I)(2)(3)   0.48           0.00           0.01
American Funds Global Growth Fund (Class 2)(1)                  0.53           0.25           0.02
American Funds Growth Fund (Class 2)(1)                         0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)(1)                  0.27           0.25           0.01
American Funds International Fund (Class 2)(1)                  0.49           0.25           0.03



                                                                Management                      Other
                                                                   Fees        12b-1 Fees      Expenses
                                                                 (before        (before        (before
                                                                   any            any            any
                                                                 waivers/       waivers/       waivers/
                                                                reimburse-     reimburse-     reimburse-
                                                                  ments)   +     ments)   +     ments)
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                             0.00   %       1.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)     0.00           0.87
American Century VP Inflation Protection Fund (Class I)(2)(3)   0.00           0.49
American Funds Global Growth Fund (Class 2)(1)                  0.00           0.80
American Funds Growth Fund (Class 2)(1)                         0.00           0.58
American Funds Growth-Income Fund (Class 2)(1)                  0.00           0.53
American Funds International Fund (Class 2)(1)                  0.00           0.77

                                                                  Management                      Other
                                                                     Fees        12b-1 Fees      Expenses
                                                                   (before        (before        (before
                                                                     any            any            any
                                                                   waivers/       waivers/       waivers/
                                                                  reimburse-     reimburse-     reimburse-
                                                                    ments)   +     ments)   +     ments)   +
BlackRock Global Allocation V.I. Fund (Class I)                   0.65   %       0.00   %       0.15   %
Delaware VIP Diversified Income Series (Standard Class)           0.62           0.00           0.11
Delaware VIP High Yield Series (Standard Class)                   0.65           0.00           0.12
Delaware VIP REIT Series (Standard Class)                         0.75           0.00           0.12
Delaware VIP Small Cap Value Series (Service Class)(4)            0.73           0.30           0.12
Delaware VIP Trend Series (Standard Class)                        0.75           0.00           0.12
Delaware VIP Value Series (Standard Class)                        0.65           0.00           0.11
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 A)(5)(6)(7)(8)(9)                                                0.20           0.00           0.33
DWS Equity 500 Index VIP (Class A)(10)(11)                        0.20           0.00           0.13
DWS Small Cap Index VIP (Class A)(11)(12)                         0.35           0.00           0.19
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(13)   0.56           0.10           0.10
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(14)       0.56           0.10           0.12
LVIP Baron Growth Opportunities (Service Class)(15)               1.00           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(16)(17)                                                   0.95           0.00           0.18
LVIP Delaware Bond Fund (Standard Class)                          0.33           0.00           0.07
LVIP Delaware Foundation Aggressive Allocation Fund
 (Standard Class)(18)(19)                                         0.75           0.00           0.11
LVIP Delaware Foundation Conservative Allocation Fund
 (Standard Class)(18)(19)                                         0.75           0.00           0.10
LVIP Delaware Foundation Moderate Allocation Fund (Standard
 Class)(18)(19)                                                   0.75           0.00           0.41
LVIP Delaware Growth and Income Fund (Standard Class)             0.34           0.00           0.07
LVIP Delaware Managed Fund (Standard Class)                       0.42           0.00           0.10
LVIP Delaware Social Awareness Fund (Standard Class)              0.37           0.00           0.07
LVIP Delaware Special Opportunities Fund (Standard Class)         0.40           0.00           0.07
LVIP FI Equity-Income Fund (Standard Class)(20)                   0.75           0.00           0.07
LVIP Global Income Fund (Standard Class)(21)(22)                  0.65           0.00           0.19
LVIP Janus Capital Appreciation Fund (Standard Class)(23)         0.75           0.00           0.10
LVIP Mondrian International Value Fund (Standard Class)           0.70           0.00           0.10
LVIP Money Market Fund (Standard Class)(24)                       0.35           0.00           0.08
LVIP SSgA Bond Index Fund (Standard Class)(25)(26)                0.40           0.00           0.13
LVIP SSgA Emerging Markets 100 Fund (Standard
 Class)(27)(28)                                                   1.09           0.00           2.81
LVIP SSgA International Index Fund (Standard Class)(26)(29)       0.40           0.00           1.18
LVIP SSgA S&P 500 Index Fund (Standard Class)(30)                 0.24           0.00           0.09
LVIP SSgA Small-Cap Index Fund (Standard Class)(30)               0.32           0.00           0.15
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                 0.74           0.00           0.10
LVIP UBS Global Asset Allocation Fund (Standarrd Class)           0.74           0.00           0.11
LVIP Wilshire 2010 Profile Fund (Standard Class)(31)(32)(33)      0.25           0.00           0.60
LVIP Wilshire 2020 Profile Fund (Standard Class)(31)(32)(33)      0.25           0.00           0.31
LVIP Wilshire 2030 Profile Fund (Standard Class)(31)(32)(33)      0.25           0.00           0.45
LVIP Wilshire 2040 Profile Fund (Standard Class)(31)(32)(33)      0.25           0.00           0.76



                                                                                                          Total
                                                                                                        Expenses
                                                                                   Total                 (after
                                                                                  Expenses     Total    Contractu
                                                                                  (before   Contractual    ua
                                                                   Acquired         any      waivers/   waivers/
                                                                     Fund         waivers/  reimburse-  reimburse
                                                                   Fees and      reimburse-    ments       e-
                                                                   Expenses  =     ments)    (if any)    ments)
BlackRock Global Allocation V.I. Fund (Class I)                   0.00   %       0.80   %
Delaware VIP Diversified Income Series (Standard Class)           0.00           0.73
Delaware VIP High Yield Series (Standard Class)                   0.00           0.77
Delaware VIP REIT Series (Standard Class)                         0.00           0.87
Delaware VIP Small Cap Value Series (Service Class)(4)            0.00           1.15       -0.05   %   1.10   %
Delaware VIP Trend Series (Standard Class)                        0.00           0.87
Delaware VIP Value Series (Standard Class)                        0.00           0.76
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 A)(5)(6)(7)(8)(9)                                                1.35           1.88       -0.32       1.56
DWS Equity 500 Index VIP (Class A)(10)(11)                        0.00           0.33
DWS Small Cap Index VIP (Class A)(11)(12)                         0.00           0.54
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class)(13)   0.00           0.76
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class)(14)       0.00           0.78
LVIP Baron Growth Opportunities (Service Class)(15)               0.00           1.34       -0.05       1.29
LVIP Cohen & Steers Global Real Estate Fund (Standard
 Class)(16)(17)                                                   0.00           1.13       -0.22       0.91
LVIP Delaware Bond Fund (Standard Class)                          0.00           0.40
LVIP Delaware Foundation Aggressive Allocation Fund
 (Standard Class)(18)(19)                                         0.03           0.89       -0.13       0.76
LVIP Delaware Foundation Conservative Allocation Fund
 (Standard Class)(18)(19)                                         0.02           0.87       -0.12       0.75
LVIP Delaware Foundation Moderate Allocation Fund (Standard
 Class)(18)(19)                                                   0.03           1.19       -0.43       0.76
LVIP Delaware Growth and Income Fund (Standard Class)             0.00           0.41
LVIP Delaware Managed Fund (Standard Class)                       0.00           0.52
LVIP Delaware Social Awareness Fund (Standard Class)              0.00           0.44
LVIP Delaware Special Opportunities Fund (Standard Class)         0.00           0.47
LVIP FI Equity-Income Fund (Standard Class)(20)                   0.00           0.82       -0.05       0.77
LVIP Global Income Fund (Standard Class)(21)(22)                  0.00           0.84       -0.09       0.75
LVIP Janus Capital Appreciation Fund (Standard Class)(23)         0.00           0.85       -0.07       0.78
LVIP Mondrian International Value Fund (Standard Class)           0.00           0.80
LVIP Money Market Fund (Standard Class)(24)                       0.00           0.43
LVIP SSgA Bond Index Fund (Standard Class)(25)(26)                0.00           0.53       -0.10       0.43
LVIP SSgA Emerging Markets 100 Fund (Standard
 Class)(27)(28)                                                   0.00           3.90       -3.20       0.70
LVIP SSgA International Index Fund (Standard Class)(26)(29)       0.00           1.58       -1.13       0.45
LVIP SSgA S&P 500 Index Fund (Standard Class)(30)                 0.00           0.33
LVIP SSgA Small-Cap Index Fund (Standard Class)(30)               0.00           0.47
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
 (Standard Class)                                                 0.00           0.84
LVIP UBS Global Asset Allocation Fund (Standarrd Class)           0.03           0.88
LVIP Wilshire 2010 Profile Fund (Standard Class)(31)(32)(33)      0.51           1.36       -0.65       0.71
LVIP Wilshire 2020 Profile Fund (Standard Class)(31)(32)(33)      0.52           1.08       -0.36       0.72
LVIP Wilshire 2030 Profile Fund (Standard Class)(31)(32)(33)      0.53           1.23       -0.50       0.73
LVIP Wilshire 2040 Profile Fund (Standard Class)(31)(32)(33)      0.54           1.55       -0.81       0.74

                                                                   Management                      Other
                                                                      Fees        12b-1 Fees      Expenses
                                                                    (before        (before        (before
                                                                      any            any            any
                                                                    waivers/       waivers/       waivers/
                                                                   reimburse-     reimburse-     reimburse-
                                                                     ments)   +     ments)   +     ments)   +
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(31)(32)(34)                                                0.25   %       0.00   %       0.08   %
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(31)(32)(34)                                                0.25           0.00           0.05
LVIP Wilshire Moderate Profile Fund (Standard Class)(31)(32)(34)   0.25           0.00           0.03
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(31)(32)(34)                                                0.25           0.00           0.03
MFS (Reg. TM) VIT Utilities Series (Standard Class)(35)            0.72           0.00           0.09
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(36)            0.83           0.00           0.09



                                                                                                           Total
                                                                                                         Expenses
                                                                                    Total                 (after
                                                                                   Expenses     Total    Contractu
                                                                                   (before   Contractual    ua
                                                                    Acquired         any      waivers/   waivers/
                                                                      Fund         waivers/  reimburse-  reimburse
                                                                    Fees and      reimburse-    ments       e-
                                                                    Expenses  =     ments)    (if any)    ments)
LVIP Wilshire Aggressive Profile Fund (Standard
 Class)(31)(32)(34)                                                0.87   %       1.20   %   -0.13   %   1.07   %
LVIP Wilshire Conservative Profile Fund (Standard
 Class)(31)(32)(34)                                                0.72           1.02       -0.10       0.92
LVIP Wilshire Moderate Profile Fund (Standard Class)(31)(32)(34)   0.78           1.06       -0.08       0.98
LVIP Wilshire Moderately Aggressive Profile Fund (Standard
 Class)(31)(32)(34)                                                0.81           1.09       -0.08       1.01
MFS (Reg. TM) VIT Utilities Series (Standard Class)(35)            0.00           0.81
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(36)            0.00           0.92



(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(3) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(4) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2009 through April 30, 2010, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the Advisor's global tactical asset allocation overlay strategy is implemented.

(6) The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETF's in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invest.

(7) "Acquired Funds (Underlying Funds) Fees and Expenses" includes impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the Total Annual Operating Expenses" would be 1.73% without these dividends on short sales.

(8) "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. Includes 0.10% administration fee paid to the Advisor.

(9) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's operating expenses at 0.21% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).

(10) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.33% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(11) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(12) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.51% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(13) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.75% for Service Class. These offsets may be discontinued at any time.

(14) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.77% for Service Class. These offsets may be discontinued at any time.

(15) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the advisor was terminated effective April 30, 2009.

(17) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(18) "Other Expenses, "Acquired Fund Fees and Expenses" and Annual Fund Operating Expenses" in connection with the fund and funds (Pro Forma)
    have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(19) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.73% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The advisor has contractually agreed to waive 0.05% of its advisory fee for the fund. The waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(22) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.75% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) Effective May 1, 2009, the adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is:
     0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(24) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(25) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(26) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(27) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the fund and 0.76% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(28) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(29) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% on the first $500 million of average daily net assets of the fund and 0.09% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(30) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(31) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(32) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(33) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(34) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(35) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(36) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




                1 year   3 years   5 years   10 years
               -------- --------- --------- ---------
      Standard   $876    $1,447    $1,934    $2,915
    Breakpoint   $852    $1,377    $1,816    $2,666


2) If you do not surrender your contract at the end of the applicable time period:




                1 year   3 years   5 years   10 years
               -------- --------- --------- ---------
      Standard   $261      $802    $1,370    $2,915
    Breakpoint   $236      $727    $1,245    $2,666


The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information - See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw account value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:

Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):




"standard" mortality and expense risk charge    1.002%
"1st breakpoint"mortality and expense charge*   .75%
"2nd breakpoint"mortality and expense charge*   .55%


* Only certain contracts or plans are eligible for a breakpoint charge.


Each fund pays a management fee based on its average daily net asset value. See
- Investments of the Variable Annuity Account - Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts
- Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See - Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See
- Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.

Investment Results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. There can be no assurance that any money market fund will be able to maintain a net asset value per share.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.



Investments of the VAA
Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each class of each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, for the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware, Fidelity and Lincoln Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label"product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives. Some plans limit the funds available under the plan. Please contact your investment dealer for current information.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.


American Century Investments Variable Products, advised by American Century

  o American Century VP Inflation Protection Fund (Class I): Long-term total return.
     This fund will be available on or about June 15, 2009. Consult your financial advisor.

American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I Fund (Class I): High total return. This fund will be available on or about June 15, 2009. Consult your financial advisor.



Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Standard Class): Total return.

  o High Yield Series (Standard Class): Total return.

  o REIT Series (Standard Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.

  o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation.

  o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.
     This fund will be available on or about June 15, 2009. Consult your financial advisor.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Subadvised by BAMCO, Inc.)


  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total Return.

     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)


  o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

  o LVIP Delaware Foundation Conservative Allocation Fund (Standard Class):
     Current income and preservation of capital with capital appreciation. (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP Delaware Managed Fund is complete.

  o LVIP Delaware Foundation Moderate Allocation Fund (Standard Class): Capital appreciation with current income.
     (Subadvised by Delaware Management Company)
     This fund will be available on or about June 15, 2009 Consult your financial advisor.


  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)


  o LVIP Delaware Managed Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP Delaware Managed Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund. This reorganization is subject to the approval of the LVIP Delaware Managed Fund's shareholders. This reorganization is expected to occur in June 2009.


  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


  o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 15, 2009. Consult your financial advisor.


  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Standard Class): Current Income/Preservation of capital.
     (Subadvised by Delaware Management Company)


  o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 15, 2009. Consult your financial advisor.

  o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 15, 2009. Consult your financial advisor.

  o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 15, 2009. Consult your financial advisor.

  o LVIP SSgA S&P 500 Index Fund (Standard Class): Replicate S&P 500 Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000
     Index.
     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)


  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009.


  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)


  o LVIP Wilshire Moderate Profile Fund (Standard Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company

  o Utilities Series (Service Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.


  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.


Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and after approval from the SEC.


We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/
     systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).


The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.



Annual Contract Fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant.


Surrender Charges

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract or; the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the contract year, including the withdrawal amount being requested, and then divide the sum by the account value at the time of the requested withdrawal.)

Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See - The Contracts - Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.




                                                               Contract year in which surrender/withdrawal
                                                                                 occurs
                                                               ------------------------------------------
                                                                0    1-4    5    6    7    8    9    10+
      Surrender charge as a percentage of the contract value   6%   6%     5%   4%   3%   2%   1%   0%


A surrender charge will not apply to:
 o A surrender or withdrawal after a group contract's 10th contract anniversary.
 o To make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%.
 o To make a payment for a participant hardship situation as allowed by the plan.
 o To make a payment pursuant to a qualified domestic relations order.
 o To purchase an annuity option as permitted under the contract.


Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.


Deductions from the VAA for Assumption of Mortality and Expense Risks

We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:



"standard" mortality and expense risk charge    1.002%
"1st breakpoint"mortality and expense charge*   .75%

"2nd breakpoint"mortality and expense
charge*                                .55%

*Only certain contract or plans are eligible for a breakpoint charge.

Lincoln contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $5 million will be eligible for the "1st breakpoint" mortality and expense risk charge. For contracts qualifying after the time of issue, the lower mortality and expense risk charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Contracts eligible for the "2nd breakpoint" mortality and expense risk charge are those contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $100 million, either individually or in combination with other Lincoln contracts under the same employer group or association, and under which annual contributions are, or are anticipated to be, at least $15 million, as determined in our sole discretion. For contracts qualifying after the time of issue, the lower charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for either the 1st breakpoint or the 2nd breakpoint mortality and expense risk charge.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.



Special Arrangements


The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions


The mortality and expense risk and administrative charge of 1.002% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Lincoln VIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Who Can Invest

In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Participant Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contributions

Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of Contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.

If we receive your purchase payment from you or your broker-dealer in good order at our servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are placed in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date............     20%
  First anniversary.......     20%
  Second anniversary......     25%
  Third anniversary.......     33%
  Fourth anniversary......     50%
  Fifth anniversary.......    100%

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers"by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer"under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature"restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.

The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.

Death Benefit Before the Annuity Commencement Date

If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a. the net contributions, or

b. the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See - Federal Tax Matters-Taxation of Death Benefits.

The death benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.


Discontinuance and Withdrawals

Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice. Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lesser of 1.00 or the ratio of:



     Current Bond Price
--------------------------
   Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
 o issued with a maturity date of 6.5 years;
 o bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
 o calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.

The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
 o to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
 o to make a payment for a participant hardship situation as permitted by the plan;
 o to make a payment pursuant to a Qualified Domestic Relations Order (QDRO);
or
 o to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:
 o the net contributions, or
 o the participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See - Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:
 o Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.
 o Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
 o In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date............     20%
  First anniversary.......     20%
  Second anniversary......     25%
  Third anniversary.......     33%
  Fourth anniversary......     50%
  Fifth anniversary.......    100%

 o The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
 o attains age 591/2
 o separates from service
 o dies
 o becomes totally and permanently disabled and/or
 o experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See - Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of withdrawals are discussed later in this booklet. See - Federal Tax Matters.

The contract will terminate when there is no account value remaining. See the contract for more information.


The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.


If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more ($25,000 for certain contracts,subject to state insurance regulatory restrictions. Please contact us for availability), your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more ($25,000 for certain contracts, subject to regulatory restrictions as described above), the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro-rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
 o the loan interest for new loans is determined monthly (not quarterly);
 o the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
 o the loan interest rate for existing loans may increase or decrease (not just decrease).

See your contract for more information.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.



Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


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Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner or participant.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or participant, as applicable.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the appropriate office.


General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and

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 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.




Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 4.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 4.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters


Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts."We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs

 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.


If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you,

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the contract, and transactions under the contract and any other 403(b)
contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.



Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.

 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Congress enacted The Worker, Retiree, and Employer Recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits


We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA"(effective January 1, 2007).



Transfers and Direct Rollovers


As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007).



Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

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Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 2340 Fort Wayne, IN 46808. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).


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

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.



Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings


In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account Q



Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity payouts
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Other Information
Financial Statements


For a free copy of the SAI complete the form below.











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                                   for Lincoln Life Variable Annuity Account
                                   Account Q.


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Mail to: The Lincoln Life National Insurance Co., P. O. Box 2340, Fort Wayne,
IN 46808

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                        Standard                           1st Breakpoint                       2nd Breakpoint
          ------------------------------------- ------------------------------------- ----------------------------------
                                                                                       Accumulation unit
          Accumulation unit value               Accumulation unit value                      value
          -----------------------   Number of   -----------------------   Number of   --------------------   Number of
           Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning   End of   accumulation
           of period     period       units      of period     period       units      of period   period      units
          ----------- ----------- ------------- ----------- ----------- ------------- ----------- -------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2000  .      10.000*      7.372*         8         10.000*      7.383*          6
2001  .       7.372       5.440         19          7.383       5.463          12
2002  .       5.440       3.134         32          5.463       3.155          19
2003  .       3.134       4.462         55          3.155       4.503          31
2004  .       4.462       4.642         70          4.503       4.696          78
2005  .       4.642       4.764         81          4.696       4.831          91
2006  .       4.764       5.111         89          4.831       5.197         114         4.748     5.201          1
2007  .       5.111       6.067        121          5.197       6.184         124         5.201     6.201          1
2008  .       6.067       3.155        136          6.184       3.225         116         6.201     3.240          8
---------    ------       -----        ---         ------       -----         ---         -----     -----          -
AllianceBernstein VPS Growth and Income
2004  .      10.342*     11.133*         1         10.350*     11.150*          2
2005  .      11.133      11.528         11         11.150      11.575          68
2006  .      11.528      13.351         77         11.575      13.440          74        12.228    13.449         78
2007  .      13.351      13.861         82         13.440      13.987         108        13.449    14.025         71
2008  .      13.861       8.138        100         13.987       8.233          58        14.025     8.272         56
---------    ------      ------        ---         ------      ------         ---        ------    ------         --
American Funds Global Growth Fund
2004  .      10.291*     11.309*         1         10.245*     11.327*         31
2005  .      11.309      12.772         11         11.327      12.825          90
2006  .      12.772      15.227         35         12.825      15.329          42        14.022    15.340        126
2007  .      15.227      17.314         62         15.329      17.474         120        15.340    17.521        130
2008  .      17.314      10.561         98         17.474      10.685         108        17.521    10.735        146
---------    ------      ------        ---         ------      ------         ---        ------    ------        ---
American Funds Growth Fund
2000  .      10.000*      9.560*        35         10.000*      9.575*        249
2001  .       9.560       7.746        162          9.575       7.778         494
2002  .       7.746       5.794        293          7.778       5.832         984
2003  .       5.794       7.847        419          5.832       7.919       1,346
2004  .       7.847       8.740        578          7.919       8.842       1,908
2005  .       8.740      10.054        723          8.842      10.197       2,469
2006  .      10.054      10.971        886         10.197      11.155       1,043        10.428    11.163      1,694
2007  .      10.971      12.202        914         11.155      12.439       1,357        11.163    12.472      1,565
2008  .      12.202       6.769        946         12.439       6.917         848        12.472     6.950      1,267
---------    ------      ------        ---         ------      ------       -----        ------    ------      -----
American Funds Growth-Income Fund
2004  .      10.316*     10.977*        12         10.149*     10.994*        431
2005  .      10.977      11.502         58         10.994      11.548         822
2006  .      11.502      13.118        115         11.548      13.205         284        12.216    13.214        836
2007  .      13.118      13.643        169         13.205      13.767         603        13.214    13.804        918
2008  .      13.643       8.394        241         13.767       8.492         360        13.804     8.532        848
---------    ------      ------        ---         ------      ------       -----        ------    ------      -----
American Funds International Fund
2000  .      10.000*      8.085*        10         10.000*      8.098*         81
2001  .       8.085       6.412         24          8.098       6.439         120
2002  .       6.412       5.406         60          6.439       5.442         145
2003  .       5.406       7.218         84          5.442       7.284         219
2004  .       7.218       8.526        122          7.284       8.627         441
2005  .       8.526      10.256        185          8.627      10.404         685
2006  .      10.256      12.081        270         10.404      12.285         370        11.471    12.294        487
2007  .      12.081      14.355        330         12.285      14.635         536        12.294    14.674        512
2008  .      14.355       8.225        371         14.635       8.407         348        14.674     8.446        384
---------    ------      ------        ---         ------      ------       -----        ------    ------      -----
Delaware VIP Diversified Income Series
2004  .      10.095*     10.936*         3         10.190*     10.952*         10
2005  .      10.936      10.778         28         10.952      10.821          75
2006  .      10.778      11.516        103         10.821      11.591         174        11.206    11.599         34
2007  .      11.516      12.271        146         11.591      12.382         339        11.599    12.415        117
2008  .      12.271      11.597        185         12.382      11.732         259        12.415    11.786        140
---------    ------      ------        ---         ------      ------       -----        ------    ------      -----

                         Standard                            1st Breakpoint                       2nd Breakpoint
          -------------------------------------- -------------------------------------- ----------------------------------
                                                                                         Accumulation unit
          Accumulation unit value                Accumulation unit value                       value
          ------------------------   Number of   ------------------------   Number of   --------------------   Number of
           Beginning     End of     accumulation  Beginning     End of     accumulation  Beginning   End of   accumulation
           of period     period        units      of period     period        units      of period   period      units
          ----------- ------------ ------------- ----------- ------------ ------------- ----------- -------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield Series
2005  .      10.182       10.273           1        10.298       10.289          1**
2006  .      10.273       11.437          19        10.289       11.484          6         10.936    11.492         10
2007  .      11.437       11.639          53        11.484       11.717         37         11.492    11.749         37
2008  .      11.639        8.738          62        11.717        8.818         35         11.749     8.860         42
---------    ------       ------          --        ------       ------         --         ------    ------         --
Delaware VIP REIT Series
2000  .      10.000*      11.662*          2        10.000*      11.683*         3
2001  .      11.662       12.560          12        11.683       12.615         18
2002  .      12.560       12.998          30        12.615       13.086         44
2003  .      12.998       17.246          47        13.086       17.408         80
2004  .      17.246       22.432          77        17.408       22.700        126
2005  .      22.432       23.801         116        22.700       24.145        145
2006  .      23.801       31.252         151        24.145       31.785        112         28.421    31.806         56
2007  .      31.252       26.628         141        31.785       27.150        111         31.806    27.222         35
2008  .      26.628       17.119         134        27.150       17.499         83         27.222    17.581         23
---------    ------       ------         ---        ------       ------        ---         ------    ------         --
Delaware VIP Small Cap Value Series
2001  .       1.000*       1.023*        116         1.000*       1.024*         3
2002  .       1.023        0.955         286         1.024        0.959        142
2003  .       0.955        1.339         493         0.959        1.348        274
2004  .       1.339        1.606         857         1.348        1.621        895
2005  .       1.606        1.735       1,300         1.621        1.756       1,722
2006  .       1.735        1.991       1,746         1.756        2.020       1,936         1.900     2.021        201
2007  .       1.991        1.836       1,662         2.020        1.867       2,499         2.021     1.872        272
2008  .       1.836        1.271       1,773         1.867        1.296       1,615         1.872     1.302        190
---------    ------       ------       -----        ------       ------       -----        ------    ------        ---
Delaware VIP Trend Series
1998  .       1.220        1.368           2         1.220        1.370        628
1999  .       1.368        2.309           2         1.370        2.318        946
2000  .       2.309        2.129         190         2.318        2.143       1,712
2001  .       2.129        1.784         395         2.143        1.800       2,781
2002  .       1.784        1.414         553         1.800        1.431       2,347
2003  .       1.414        1.892         677         1.431        1.918       2,031
2004  .       1.892        2.109         850         1.918        2.144       2,121
2005  .       2.109        2.210         926         2.144        2.253       1,948
2006  .       2.210        2.354         950         2.253        2.406       1,559         2.171     2.407        595
2007  .       2.354        2.581         926         2.406        2.644       1,692         2.407     2.651        515
2008  .       2.581        1.361         880         2.644        1.398        897          2.651     1.404        444
---------    ------       ------       -----        ------       ------       -----        ------    ------        ---
Delaware VIP Value Series
1998  .       1.596        1.611           1         1.596        1.613        199
1999  .       1.611        1.547           1         1.613        1.553        315
2000  .       1.547        1.706          10         1.553        1.716        305
2001  .       1.706        1.623         102         1.716        1.637       1,066
2002  .       1.623        1.307         196         1.637        1.321       2,036
2003  .       1.307        1.660         350         1.321        1.682       2,031
2004  .       1.660        1.888         467         1.682        1.919       1,798
2005  .       1.888        1.982         598         1.919        2.020       2,129
2006  .       1.982        2.435         853         2.020        2.488       1,045         2.246     2.489      1,555
2007  .       2.435        2.346         848         2.488        2.402       1,276         2.489     2.408      1,752
2008  .       2.346        1.546         866         2.402        1.587       1,212         2.408     1.595      1,322
---------    ------       ------       -----        ------       ------       -----        ------    ------      -----
DWS VIP Equity 500 Index
1999  .      10.000*      10.999*          1        10.000*      11.018*        94
2000  .      10.999        9.884          24        11.018        9.925        493
2001  .       9.884        8.593          47         9.925        8.651        721
2002  .       8.593        6.609          96         8.651        6.670        979
2003  .       6.609        8.385         157         6.670        8.485        740
2004  .       8.385        9.181         202         8.485        9.313        664
2005  .       9.181        9.515         248         9.313        9.676        589
2006  .       9.515       10.882         377         9.676       11.094        359         10.171    11.102        387
2007  .      10.882       11.344         358        11.094       11.594        391         11.102    11.625        251
2008  .      11.344        7.058         346        11.594        7.232        236         11.625     7.266        211
---------    ------       ------       -----        ------       ------       -----        ------    ------      -----

                         Standard                            1st Breakpoint                       2nd Breakpoint
          -------------------------------------- -------------------------------------- ----------------------------------
                                                                                         Accumulation unit
          Accumulation unit value                Accumulation unit value                       value
          ------------------------   Number of   ------------------------   Number of   --------------------   Number of
           Beginning     End of     accumulation  Beginning     End of     accumulation  Beginning   End of   accumulation
           of period     period        units      of period     period        units      of period   period      units
          ----------- ------------ ------------- ----------- ------------ ------------- ----------- -------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
1999  .      10.000*      11.669*         1         10.000*      11.693*         1
2000  .      11.669       11.107          2         11.693       11.158          8
2001  .      11.107       11.223          6         11.158       11.303         29
2002  .      11.223        8.824         14         11.303        8.910        118
2003  .       8.824       12.792         24          8.910       12.949         86
2004  .      12.792       14.914         36         12.949       15.134        103
2005  .      14.914       15.394         48         15.134       15.661        108
2006  .      15.394       17.906         63         15.661       18.263         67         16.718    18.275        59
2007  .      17.906       17.391         67         18.263       17.782         72         18.275    17.830        48
2008  .      17.391       11.342         64         17.782       11.627         63         17.830    11.681        44
---------    ------       ------         --         ------       ------        ---         ------    ------        --
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
1999  .      10.000*      11.331*         1         10.000*      11.349*         6
2000  .      11.331       10.465         16         11.349       10.508         52
2001  .      10.465        9.080         26         10.508        9.140        169
2002  .       9.080        8.142         42          9.140        8.217        287
2003  .       8.142       10.346         74          8.217       10.468        334
2004  .      10.346       11.815         99         10.468       11.984        442
2005  .      11.815       13.667        163         11.984       13.898        574
2006  .      13.667       15.099        227         13.898       15.393        155         14.333    15.403       519
2007  .      15.099       17.566        281         15.393       17.953        219         15.403    18.001       484
2008  .      17.566        9.980        325         17.953       10.225        193         18.001    10.273       408
---------    ------       ------        ---         ------       ------        ---         ------    ------       ---
Fidelity (Reg. TM) VIP Growth Portfolio
1999  .      10.000*      12.380*         1         10.000*      12.403*        78
2000  .      12.380       10.900         20         12.403       10.948        224
2001  .      10.900        8.878         44         10.948        8.940        464
2002  .       8.878        6.135         58          8.940        6.194        427
2003  .       6.135        8.065         81          6.194        8.163        353
2004  .       8.065        8.245         99          8.163        8.366        281
2005  .       8.245        8.626        110          8.366        8.775        202
2006  .       8.626        9.115        117          8.775        9.295        139          8.800     9.302        46
2007  .       9.115       11.449        146          9.295       11.705        150          9.302    11.736        40
2008  .      11.449        5.981        162         11.705        6.130        104         11.736     6.159        36
---------    ------       ------        ---         ------       ------        ---         ------    ------       ---
Lincoln VIP Baron Growth Opportunities***
1999  .      10.000*      11.468*         1         10.000*      11.488*         1
2000  .      11.468       11.052          3         11.488       11.100          6
2001  .      11.052       12.292         19         11.100       12.377         10
2002  .      12.292       10.442         28         12.377       10.540         18
2003  .      10.442       13.441         43         10.540       13.601         21
2004  .      13.441       16.718         67         13.601       16.961         42
2005  .      16.718       17.109        106         16.961       17.400         74
2006  .      17.109       19.567        135         17.400       19.951         98         17.871    19.964         5
2007  .      19.567       20.035        153         19.951       20.479        135         19.964    20.534         6
2008  .      20.035       12.072        163         20.479       12.371        108         20.534    12.429         7
---------    ------       ------        ---         ------       ------        ---         ------    ------       ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.460        8.265          4          9.430        8.278          1          8.672     8.288         1
2008  .       8.265        4.743         15          8.278        4.762          4          8.288     4.778         1
---------    ------       ------        ---         ------       ------        ---         ------    ------       ---
Lincoln VIP Delaware Bond
1998  .       4.776        5.023          1          4.776        5.032        283
1999  .       5.023        4.811          1          5.032        4.831        664
2000  .       4.811        5.281         15          4.831        5.317        508
2001  .       5.281        5.707         78          5.317        5.760        624
2002  .       5.707        6.224        198          5.760        6.298        536
2003  .       6.224        6.611        292          6.298        6.706        586
2004  .       6.611        6.892        373          6.706        7.009        646
2005  .       6.892        7.003        498          7.009        7.140        858
2006  .       7.003        7.260        581          7.140        7.421        721          7.252     7.426       432
2007  .       7.260        7.579        639          7.421        7.767        889          7.426     7.787       438
2008  .       7.579        7.284        639          7.767        7.483        513          7.787     7.518       429
---------    ------       ------        ---         ------       ------        ---         ------    ------       ---

                       Standard                        1st Breakpoint                     2nd Breakpoint
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Growth and Income
1998  .      10.522    11.496          1        10.522    11.515        600
1999  .      11.496    13.379          1        11.515    13.434      1,429
2000  .      13.379    11.970         31        13.434    12.049      1,554
2001  .      11.970    10.520         84        12.049    10.616      1,725
2002  .      10.520     8.118        119        10.616     8.213      1,684
2003  .       8.118    10.426        153         8.213    10.574      1,658
2004  .      10.426    11.559        193        10.574    11.754      1,479
2005  .      11.559    12.078        224        11.754    12.313      1,405
2006  .      12.078    13.436        224        12.313    13.731        492        12.663    13.740        574
2007  .      13.436    14.116        217        13.731    14.463        573        13.740    14.501        443
2008  .      14.116     8.977        213        14.463     9.220        417        14.501     9.263        368
---------    ------    ------        ---        ------    ------      -----        ------    ------        ---
Lincoln VIP Delaware Managed
1998  .       5.004     5.260          1         5.004     5.269        220
1999  .       5.260     5.610          1         5.269     5.633        631
2000  .       5.610     5.476          6         5.633     5.512        478
2001  .       5.476     5.334         37         5.512     5.383        536
2002  .       5.334     4.697         63         5.383     4.752        589
2003  .       4.697     5.715        109         4.752     5.797        724
2004  .       5.715     6.224        143         5.797     6.329      1,211
2005  .       6.224     6.441        188         6.329     6.566      1,526
2006  .       6.441     7.051        226         6.566     7.205        303         6.773     7.210      1,303
2007  .       7.051     7.300        226         7.205     7.479        441         7.210     7.499      1,322
2008  .       7.300     5.279        231         7.479     5.422        227         7.499     5.448        899
---------    ------    ------        ---        ------    ------      -----        ------    ------      -----
Lincoln VIP Delaware Social Awareness
1998  .       5.471     5.875          1         5.471     5.883        824
1999  .       5.875     6.715          1         5.883     6.741      1,300
2000  .       6.715     6.094         31         6.741     6.133      1,502
2001  .       6.094     5.459         81         6.133     5.508      1,588
2002  .       5.459     4.209        149         5.508     4.257      1,493
2003  .       4.209     5.495        200         4.257     5.572      1,488
2004  .       5.495     6.131        244         5.572     6.233      1,369
2005  .       6.131     6.800        295         6.233     6.930      1,359
2006  .       6.800     7.561        329         6.930     7.725        319         7.132     7.730        984
2007  .       7.561     7.707        360         7.725     7.895        337         7.730     7.916        870
2008  .       7.707     5.005        365         7.895     5.139        281         7.916     5.163        800
---------    ------    ------        ---        ------    ------      -----        ------    ------      -----
Lincoln VIP Delaware Special Opportunities
1998  .       8.943     8.721          1         8.943     8.733        109
1999  .       8.721     8.249          1         8.733     8.280        133
2000  .       8.249     9.476          1         8.280     9.536        104
2001  .       9.476     9.581         15         9.536     9.666        158
2002  .       9.581     8.374         33         9.666     8.469        161
2003  .       8.374    11.108         56         8.469    11.264        183
2004  .      11.108    13.501         84        11.264    13.725        233
2005  .      13.501    15.457        133        13.725    15.754        343
2006  .      15.457    17.760        177        15.754    18.146        152        16.717    18.158        252
2007  .      17.760    18.252        186        18.146    18.696        206        18.158    18.746        216
2008  .      18.252    11.450        184        18.696    11.758        173        18.746    11.813        176
---------    ------    ------        ---        ------    ------      -----        ------    ------      -----
Lincoln VIP FI Equity-Income
1998  .       2.356     2.399          1         2.356     2.403        777
1999  .       2.399     2.524          1         2.403     2.534      1,395
2000  .       2.524     2.764         17         2.534     2.782        885
2001  .       2.764     2.536        199         2.782     2.559      1,547
2002  .       2.536     2.117        565         2.559     2.142      2,005
2003  .       2.117     2.774        812         2.142     2.813      2,589
2004  .       2.774     3.015      1,021         2.813     3.065      3,162
2005  .       3.015     3.119      1,085         3.065     3.179      3,416
2006  .       3.119     3.436      1,139         3.179     3.510      1,224         3.273     3.513      2,172
2007  .       3.436     3.550        995         3.510     3.636      1,483         3.513     3.646      1,993
2008  .       3.550     2.167        925         3.636     2.226        889         3.646     2.236      1,164
---------    ------    ------      -----        ------    ------      -----        ------    ------      -----

                       Standard                        1st Breakpoint                     2nd Breakpoint
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Janus Capital Appreciation
1998  .       2.119    2.573           1         2.119    2.577         555
1999  .       2.573    3.706           3         2.577    3.721       2,697
2000  .       3.706    3.088         272         3.721    3.108       3,498
2001  .       3.088    2.266         466         3.108    2.286       4,464
2002  .       2.266    1.638         655         2.286    1.657       3,784
2003  .       1.638    2.148         812         1.657    2.179       2,969
2004  .       2.148    2.239         823         2.179    2.277       2,286
2005  .       2.239    2.310         796         2.277    2.355       1,752
2006  .       2.310    2.508         735         2.355    2.563       1,158       2.352      2.565         578
2007  .       2.508    2.990         710         2.563    3.063       1,159       2.565      3.071         547
2008  .       2.990    1.752         670         3.063    1.799         805       3.071      1.808         488
---------     -----    -----         ---         -----    -----       -----       -----      -----         ---
Lincoln VIP Mondrian International Value
1998  .       1.799    1.773           1         1.799    1.776         685
1999  .       1.773    2.057           1         1.776    2.065       1,317
2000  .       2.057    2.039           8         2.065    2.052         866
2001  .       2.039    1.818          17         2.052    1.834         848
2002  .       1.818    1.606          73         1.834    1.624         712
2003  .       1.606    2.251         117         1.624    2.283         711
2004  .       2.251    2.695         181         2.283    2.740         945
2005  .       2.695    3.003         388         2.740    3.061       1,669
2006  .       3.003    3.865         674         3.061    3.949         677       3.573      3.952       1,289
2007  .       3.865    4.267         711         3.949    4.370         980       3.952      4.382       1,438
2008  .       4.267    2.676         759         4.370    2.748         782       4.382      2.760       1,255
---------     -----    -----         ---         -----    -----       -----       -----      -----       -----
Lincoln VIP Money Market Fund
1998  .       2.460    2.516           1         2.460    2.521         847
1999  .       2.516    2.608           1         2.521    2.621       1,109
2000  .       2.608    2.738         224         2.621    2.759       1,313
2001  .       2.738    2.820         355         2.759    2.848       1,589
2002  .       2.820    2.831         411         2.848    2.867       1,056
2003  .       2.831    2.822         531         2.867    2.865         694
2004  .       2.822    2.818         573         2.865    2.868         807
2005  .       2.818    2.868         633         2.868    2.926         998
2006  .       2.868    2.972         803         2.926    3.040         421       2.998      3.042         791
2007  .       2.972    3.089       1,516         3.040    3.167         975       3.042      3.176         658
2008  .       3.089    3.130       1,799         3.167    3.217       1,038       3.176      3.232         607
---------     -----    -----       -----         -----    -----       -----       -----      -----       -----
Lincoln VIP SSgA S&P 500 Index
2007  .      10.056    9.667           1*        9.544    9.682           3        N/A        N/A         N/A
2008  .       9.667    6.011          28         9.682    6.035          11        N/A        N/A         N/A
---------    ------    -----       -----         -----    -----       -----       -----      -----       -----
Lincoln VIP SSgA Small-Cap Index
2007  .       9.161    9.196           1        10.283    9.209           1        N/A        N/A         N/A
2008  .       9.196    6.011           5         9.209    6.035           3        N/A        N/A         N/A
---------    ------    -----       -----        ------    -----       -----       -----      -----       -----
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
1998  .       1.739    1.567           1         1.739    1.569         554
1999  .       1.567    2.209           1         1.569    2.218         468
2000  .       2.209    2.128         121         2.218    2.142       1,001
2001  .       2.128    1.406         321         2.142    1.419       1,026
2002  .       1.406    0.971         455         1.419    0.982       1,104
2003  .       0.971    1.275         629         0.982    1.293       1,214
2004  .       1.275    1.435         701         1.293    1.459       1,108
2005  .       1.435    1.560         804         1.459    1.590       1,143
2006  .       1.560    1.688         881         1.590    1.725         965       1.586      1.726         210
2007  .       1.688    1.898         936         1.725    1.944       1,064       1.726      1.949         223
2008  .       1.898    1.075         941         1.944    1.104         799       1.949      1.109         180
---------    ------    -----       -----        ------    -----       -----       -----      -----       -----

                        Standard                           1st Breakpoint                        2nd Breakpoint
          ------------------------------------- ------------------------------------- ------------------------------------
                                                                                        Accumulation unit
          Accumulation unit value               Accumulation unit value                       value
          -----------------------   Number of   -----------------------   Number of   ----------------------   Number of
           Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning    End of    accumulation
           of period     period       units      of period     period       units      of period    period       units
          ----------- ----------- ------------- ----------- ----------- ------------- ----------- ---------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP UBS Global Asset Allocation
1998  .       2.938       3.056           1         2.938       3.061         140
1999  .       3.056       3.369           1         3.061       3.383         190
2000  .       3.369       3.154           5         3.383       3.175         196
2001  .       3.154       2.879          28         3.175       2.906         215
2002  .       2.879       2.509          61         2.906       2.538         213
2003  .       2.509       2.991         120         2.538       3.034         234
2004  .       2.991       3.362         166         3.034       3.419         286
2005  .       3.362       3.555         219         3.419       3.624         292
2006  .       3.555       4.030         276         3.624       4.119         308         3.837      4.121          9
2007  .       4.030       4.244         267         4.119       4.348         406         4.121      4.360         13
2008  .       4.244       2.806         258         4.348       2.882         265         4.360      2.896         16
---------     -----       -----         ---         -----       -----         ---         -----      -----         --
Lincoln VIP Wilshire 2010 Profile
2007  .      10.471      10.493           1*       10.474      10.509           3         N/A         N/A         N/A
2008  .      10.493       7.904           1        10.509       7.936           1         N/A         N/A         N/A
---------    ------      ------         ---        ------      ------         ---         -----      -----        ---
Lincoln VIP Wilshire 2020 Profile
2007  .       9.943      10.337           3        10.227      10.353           1         N/A         N/A         N/A
2008  .      10.337       7.482          36        10.353       7.512           4         N/A         N/A         N/A
---------    ------      ------         ---        ------      ------         ---         -----      -----        ---
Lincoln VIP Wilshire 2030 Profile
2007  .      10.129      10.445           1        10.193      10.460           3         N/A         N/A         N/A
2008  .      10.445       7.158          29        10.460       7.187          28         N/A         N/A         N/A
---------    ------      ------         ---        ------      ------         ---         -----      -----        ---
Lincoln VIP Wilshire 2040 Profile
2007  .       9.924      10.269           2         9.615      10.285           1*        N/A         N/A         N/A
2008  .      10.269       6.553          25        10.285       6.580          10         N/A         N/A         N/A
---------    ------      ------         ---        ------      ------         ---         -----      -----        ---
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.300      10.938           6        10.056      10.955           2
2006  .      10.938      12.621         127        10.955      12.672          28        11.371     12.681          1*
2007  .      12.621      13.871         190        12.672      13.963          55        12.681     14.001          1
2008  .      13.871       8.176         257        13.963       8.252          69        14.001      8.290          8
---------    ------      ------         ---        ------      ------         ---        ------     ------        ---
Lincoln VIP Wilshire Conservative Profile
2005  .      10.036      10.303           5        10.029      10.319           1
2006  .      10.303      11.154          26        10.319      11.199          20        11.093     11.206          4
2007  .      11.154      11.901          58        11.199      11.979          72        11.206     12.011          5
2008  .      11.901       9.610         101        11.979       9.697          73        12.011      9.743          3
---------    ------      ------         ---        ------      ------         ---        ------     ------        ---
Lincoln VIP Wilshire Moderate Profile
2005  .      10.023      10.525          22        10.155      10.540          18
2006  .      10.525      11.674         101        10.540      11.720         102        11.301     11.728          1*
2007  .      11.674      12.629         159        11.720      12.711         222        11.728     12.745          2
2008  .      12.629       9.175         242        12.711       9.258         221        12.745      9.301          1*
---------    ------      ------         ---        ------      ------         ---        ------     ------        ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .      10.038      10.701          16        10.197      10.716          11
2006  .      10.701      12.092         102        10.716      12.140          74        11.616     12.148          9
2007  .      12.092      13.146         193        12.140      13.232         152        12.148     13.267         12
2008  .      13.146       8.666         276        13.232       8.744         206        13.267      8.785         14
---------    ------      ------         ---        ------      ------         ---        ------     ------        ---
MFS (Reg. TM) VIT Utilities Series
2001  .       1.000*      0.786*         14         1.000*      0.788*          2
2002  .       0.786       0.601          68         0.788       0.604          10
2003  .       0.601       0.809         158         0.604       0.814          50
2004  .       0.809       1.043         291         0.814       1.053         206
2005  .       1.043       1.206         703         1.053       1.221         687
2006  .       1.206       1.568       1,102         1.221       1.590         808         1.406      1.591        119
2007  .       1.568       1.985       1,984         1.590       2.019       1,392         1.591      2.024        139
2008  .       1.985       1.225       2,379         2.019       1.249       1,285         2.024      1.255        228
---------    ------      ------       -----        ------      ------       -----        ------     ------        ---

                       Standard                         1st Breakpoint                      2nd Breakpoint
          ----------------------------------- ----------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ---------------------   Number of   ---------------------   Number of   --------------------   Number of
           Beginning    End of   accumulation  Beginning    End of   accumulation  Beginning   End of   accumulation
           of period    period      units      of period    period      units      of period   period      units
          ----------- --------- ------------- ----------- --------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
1999  .      10.000*    15.310*        1         10.000*    15.340*        1
2000  .      15.310     14.026        16         15.340     14.089        19
2001  .      14.026     10.464        38         14.089     10.537        29
2002  .      10.464      7.320        52         10.537      7.390        40
2003  .       7.320      9.281        77          7.390      9.394        54
2004  .       9.281     10.687        88          9.394     10.844        81
2005  .      10.687     12.035       100         10.844     12.242       106
2006  .      12.035     13.665       109         12.242     13.936       119        12.649     13.945        2
2007  .      13.665     16.577       148         13.936     16.948       161        13.945     16.993        7
2008  .      16.577      9.294       153         16.948      9.526       129        16.993      9.571        7
---------    ------     ------       ---         ------     ------       ---        ------     ------        -


* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.

** All numbers less than 500 were rounded up to one.

*** Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron
    Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life
Variable Annuity Account Q   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2009. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46808, or call 1-800-341-0441.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Other Information                               B-5
Financial Statements                            B-5


This SAI is not a prospectus.

The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.




Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $2,880,642, $2,850,639 and $2,790,903 to LFA and Selling Firms in 2006, 2007 and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.


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Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For


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all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount,


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goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of


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December 31, 2008, and approximately 71% of sales for these products in 2008.
Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and


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net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the


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replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement


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and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."


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As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective.
We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.


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FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO
TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership


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interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.


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SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN
INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                                                                    MORTALITY &
                                                            CONTRACT                    CONTRACT      EXPENSE
                                                            PURCHASES                 REDEMPTIONS    GUARANTEE
                                                            DUE FROM                     DUE TO       CHARGES
                                                           THE LINCOLN                THE LINCOLN   PAYABLE TO
                                                             NATIONAL                  NATIONAL     THE LINCOLN
                                                               LIFE                      LIFE      NATIONAL LIFE
                                                            INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                    INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B              $   864,126    $   --      $   864,126    $ 32,906        $ 20      $   831,200
ABVPSF Growth and Income Class B                1,834,724        --        1,834,724      76,996          40        1,757,688
American Funds Global Growth Class 2            3,774,610        --        3,774,610      18,189          76        3,756,345
American Funds Growth Class 2                  21,461,646        --       21,461,646     389,618         431       21,071,597
American Funds Growth-Income Class 2           12,397,469        --       12,397,469      79,744         227       12,317,498
American Funds International Class 2            9,458,604        --        9,458,604     236,024         198        9,222,382
Delaware VIPT Diversified Income                6,888,934        --        6,888,934      58,487         148        6,830,299
Delaware VIPT High Yield                        1,238,251        --        1,238,251      12,739          27        1,225,485
Delaware VIPT REIT                              4,196,878        --        4,196,878      46,058          95        4,150,725
Delaware VIPT Small Cap Value Service Class     4,688,101        --        4,688,101      92,630         107        4,595,364
Delaware VIPT Trend                             3,156,362        --        3,156,362      79,822          68        3,076,472
Delaware VIPT Value                             5,433,345        --        5,433,345      63,916         108        5,369,321
DWS VIP Equity 500 Index                        6,023,717        --        6,023,717     338,451         130        5,685,136
DWS VIP Small Cap Index                         2,013,050        --        2,013,050      39,811          42        1,973,197
Fidelity VIP Contrafund Service Class           9,536,659        --        9,536,659     129,873         193        9,406,593
Fidelity VIP Growth Service Class               1,865,298        --        1,865,298      35,537          43        1,829,718
Lincoln VIPT Baron Growth Opportunities
   Service Class                                3,494,528        --        3,494,528     104,441          83        3,390,004
Lincoln VIPT Cohen & Steers Global Real
   Estate                                          97,928       519           98,447          --           2           98,445
Lincoln VIPT Delaware Bond                     12,111,360        --       12,111,360     387,783         264       11,723,313
Lincoln VIPT Delaware Growth and Income         9,341,056        --        9,341,056     170,501         184        9,170,371
Lincoln VIPT Delaware Managed                   7,549,557        --        7,549,557     197,285         135        7,352,137
Lincoln VIPT Delaware Social Awareness          7,498,339        --        7,498,339      91,344         142        7,406,853
Lincoln VIPT Delaware Special Opportunities     6,236,219        --        6,236,219      24,091         128        6,212,000
Lincoln VIPT FI Equity-Income                   6,874,904        --        6,874,904     289,584         138        6,585,182
Lincoln VIPT Janus Capital Appreciation         3,581,643        --        3,581,643      79,071          76        3,502,496
Lincoln VIPT Mondrian International Value       7,802,728        --        7,802,728     156,747         154        7,645,827
Lincoln VIPT Money Market                      11,653,656        --       11,653,656     720,636         267       10,932,753
Lincoln VIPT SSgA S&P 500 Index                   230,008     1,875          231,883          --           6          231,877
Lincoln VIPT SSgA Small-Cap Index                  47,141       130           47,271          --           1           47,270
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                               2,149,015        --        2,149,015      55,526          49        2,093,440
Lincoln VIPT UBS Global Asset Allocation        1,641,002        --        1,641,002     106,979          38        1,533,985
Lincoln VIPT Wilshire 2010 Profile                 18,712        26           18,738          --          --           18,738
Lincoln VIPT Wilshire 2020 Profile                294,742     1,823          296,565          --           8          296,557
Lincoln VIPT Wilshire 2030 Profile                408,619       793          409,412          --          10          409,402
Lincoln VIPT Wilshire 2040 Profile                233,575     1,572          235,147          --           6          235,141
Lincoln VIPT Wilshire Aggressive Profile        2,743,076        --        2,743,076       9,249          70        2,733,757
Lincoln VIPT Wilshire Conservative Profile      1,709,459        --        1,709,459       3,902          41        1,705,516
Lincoln VIPT Wilshire Moderate Profile          4,298,141        --        4,298,141      30,069         103        4,267,969
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                      4,348,135        --        4,348,135      37,122         104        4,310,909
MFS VIT Utilities                               4,839,390        --        4,839,390      32,796         116        4,806,478
NB AMT Mid-Cap Growth                           2,827,451        --        2,827,451     106,740          66        2,720,645

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

                                                       DIVIDENDS
                                                          FROM       MORTALITY AND         NET
                                                       INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                               INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $     --       $ (10,278)       $ (10,278)
ABVPSF Growth and Income Class B                          43,266         (20,064)          23,202
American Funds Global Growth Class 2                      92,823         (34,845)          57,978
American Funds Growth Class 2                            263,847        (263,106)             741
American Funds Growth-Income Class 2                     304,546        (128,096)         176,450
American Funds International Class 2                     263,832        (114,822)         149,010
Delaware VIPT Diversified Income                         329,235         (64,065)         265,170
Delaware VIPT High Yield                                 122,848         (11,779)         111,069
Delaware VIPT REIT                                       152,880         (53,190)          99,690
Delaware VIPT Small Cap Value Service Class               34,368         (58,054)         (23,686)
Delaware VIPT Trend                                           --         (46,827)         (46,827)
Delaware VIPT Value                                      203,402         (50,651)         152,751
DWS VIP Equity 500 Index                                 211,702         (67,771)         143,931
DWS VIP Small Cap Index                                   44,208         (21,021)          23,187
Fidelity VIP Contrafund Service Class                    123,234        (100,047)          23,187
Fidelity VIP Growth Service Class                         21,052         (23,446)          (2,394)
Lincoln VIPT Baron Growth Opportunities Service Class         --         (42,203)         (42,203)
Lincoln VIPT Cohen & Steers Global Real Estate             1,819            (900)             919
Lincoln VIPT Delaware Bond                               623,234        (111,244)         511,990
Lincoln VIPT Delaware Growth and Income                  163,659         (97,478)          66,181
Lincoln VIPT Delaware Managed                            239,102         (72,901)         166,201
Lincoln VIPT Delaware Social Awareness                    91,515         (70,753)          20,762
Lincoln VIPT Delaware Special Opportunities               96,545         (66,368)          30,177
Lincoln VIPT FI Equity-Income                            144,256         (80,040)          64,216
Lincoln VIPT Janus Capital Appreciation                   34,781         (41,381)          (6,600)
Lincoln VIPT Mondrian International Value                509,056         (76,536)         432,520
Lincoln VIPT Money Market                                245,629         (89,035)         156,594
Lincoln VIPT SSgA S&P 500 Index                            7,814          (1,339)           6,475
Lincoln VIPT SSgA Small-Cap Index                            567            (284)             283
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth          --         (27,216)         (27,216)
Lincoln VIPT UBS Global Asset Allocation                 145,841         (19,838)         126,003
Lincoln VIPT Wilshire 2010 Profile                           362            (235)             127
Lincoln VIPT Wilshire 2020 Profile                         3,625          (2,104)           1,521
Lincoln VIPT Wilshire 2030 Profile                         3,916          (2,656)           1,260
Lincoln VIPT Wilshire 2040 Profile                           946          (1,097)            (151)
Lincoln VIPT Wilshire Aggressive Profile                  21,149         (29,956)          (8,807)
Lincoln VIPT Wilshire Conservative Profile                37,887         (13,763)          24,124
Lincoln VIPT Wilshire Moderate Profile                    97,583         (39,855)          57,728
Lincoln VIPT Wilshire Moderately Aggressive Profile       54,098         (41,011)          13,087
MFS VIT Utilities                                         90,894         (55,313)          35,581
NB AMT Mid-Cap Growth                                         --         (34,650)         (34,650)

See accompanying notes.

                                                                         DIVIDENDS                                     NET INCREASE
                                                                           FROM           TOTAL        NET CHANGE       (DECREASE)
                                                        NET REALIZED   NET REALIZED   NET REALIZED    IN UNREALIZED   IN NET ASSETS
                                                         GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                             ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $     5,033     $       --    $     5,033    $   (743,340)   $   (748,585)
ABVPSF Growth and Income Class B                           (152,024)       446,418        294,394      (1,640,509)     (1,322,913)
American Funds Global Growth Class 2                        (70,111)       404,417        334,306      (2,654,385)     (2,262,101)
American Funds Growth Class 2                              (709,176)     4,068,170      3,358,994     (22,437,938)    (19,078,203)
American Funds Growth-Income Class 2                     (1,494,610)     1,314,788       (179,822)     (8,728,153)     (8,731,525)
American Funds International Class 2                       (559,743)     2,126,009      1,566,266      (9,763,477)     (8,048,201)
Delaware VIPT Diversified Income                           (127,460)       112,997        (14,463)       (805,951)       (555,244)
Delaware VIPT High Yield                                    (42,201)            --        (42,201)       (477,649)       (408,781)
Delaware VIPT REIT                                         (870,783)     2,375,789      1,505,006      (3,952,482)     (2,347,786)
Delaware VIPT Small Cap Value Service Class                (568,864)       496,085        (72,779)     (2,212,641)     (2,309,106)
Delaware VIPT Trend                                        (401,407)     1,235,601        834,194      (4,126,684)     (3,339,317)
Delaware VIPT Value                                        (138,519)       583,986        445,467      (3,490,041)     (2,891,823)
DWS VIP Equity 500 Index                                     89,532             --         89,532      (4,011,068)     (3,777,605)
DWS VIP Small Cap Index                                     (91,729)       281,103        189,374      (1,263,505)     (1,050,944)
Fidelity VIP Contrafund Service Class                      (636,206)       407,450       (228,756)     (7,074,832)     (7,280,401)
Fidelity VIP Growth Service Class                            52,995             --         52,995      (1,692,980)     (1,642,379)
Lincoln VIPT Baron Growth Opportunities Service Class      (105,321)       262,529        157,208      (2,410,959)     (2,295,954)
Lincoln VIPT Cohen & Steers Global Real Estate               (4,781)            --         (4,781)        (60,109)        (63,971)
Lincoln VIPT Delaware Bond                                 (209,399)         5,309       (204,090)       (908,574)       (600,674)
Lincoln VIPT Delaware Growth and Income                    (449,924)     1,368,530        918,606      (6,649,142)     (5,664,355)
Lincoln VIPT Delaware Managed                              (367,063)     1,074,933        707,870      (4,203,362)     (3,329,291)
Lincoln VIPT Delaware Social Awareness                       (1,266)       618,462        617,196      (4,687,476)     (4,049,518)
Lincoln VIPT Delaware Special Opportunities                 (86,377)       746,475        660,098      (4,501,909)     (3,811,634)
Lincoln VIPT FI Equity-Income                              (933,505)       883,378        (50,127)     (5,105,879)     (5,091,790)
Lincoln VIPT Janus Capital Appreciation                      64,966             --         64,966      (2,641,255)     (2,582,889)
Lincoln VIPT Mondrian International Value                   (75,709)       705,361        629,652      (5,924,242)     (4,862,070)
Lincoln VIPT Money Market                                        (1)            45             44              --         156,638
Lincoln VIPT SSgA S&P 500 Index                             (10,865)            --        (10,865)        (59,975)        (64,365)
Lincoln VIPT SSgA Small-Cap Index                            (3,363)         4,096            733         (18,533)        (17,517)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth         61,089             --         61,089      (1,641,003)     (1,607,130)
Lincoln VIPT UBS Global Asset Allocation                    (79,320)       216,190        136,870      (1,164,201)       (901,328)
Lincoln VIPT Wilshire 2010 Profile                          (12,362)            19        (12,343)         (4,014)        (16,230)
Lincoln VIPT Wilshire 2020 Profile                          (38,319)           273        (38,046)        (58,905)        (95,430)
Lincoln VIPT Wilshire 2030 Profile                           (2,356)           374         (1,982)       (123,924)       (124,646)
Lincoln VIPT Wilshire 2040 Profile                             (118)           105            (13)        (60,662)        (60,826)
Lincoln VIPT Wilshire Aggressive Profile                    (92,277)        93,178            901      (1,686,181)     (1,694,087)
Lincoln VIPT Wilshire Conservative Profile                  (22,948)        14,295         (8,653)       (337,854)       (322,383)
Lincoln VIPT Wilshire Moderate Profile                      (39,392)       101,189         61,797      (1,572,048)     (1,452,523)
Lincoln VIPT Wilshire Moderately Aggressive Profile         (96,553)        93,694         (2,859)     (1,898,455)     (1,888,227)
MFS VIT Utilities                                           (90,055)       940,898        850,843      (3,848,168)     (2,961,744)
NB AMT Mid-Cap Growth                                       101,197             --        101,197      (2,261,066)     (2,194,519)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                             AMERICAN
                                                    ABVPSF       ABVPSF        FUNDS      AMERICAN
                                                    GLOBAL     GROWTH AND     GLOBAL        FUNDS
                                                  TECHNOLOGY     INCOME       GROWTH       GROWTH
                                                    CLASS B     CLASS B      CLASS 2       CLASS 2
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  --------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $1,055,142  $ 3,067,619  $ 3,108,078  $ 40,271,821
Changes From Operations:
   - Net investment income (loss)                    (10,281)      15,610       99,384        35,864
   - Net realized gain (loss) on investments          32,088      239,090      332,578     4,096,687
   - Net change in unrealized appreciation or
     depreciation on investments                     171,045     (123,976)     104,180       657,765
                                                  ----------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   192,852      130,724      536,142     4,790,316
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              582,439    1,339,196    3,180,950    10,487,969
   - Contract withdrawals                           (324,842)    (903,493)  (1,384,294)   (7,983,452)
                                                  ----------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            257,597      435,703    1,796,656     2,504,517
                                                  ----------  -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              450,449      566,427    2,332,798     7,294,833
                                                  ----------  -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                    1,505,591    3,634,046    5,440,876    47,566,654
Changes From Operations:
   - Net investment income (loss)                    (10,278)      23,202       57,978           741
   - Net realized gain (loss) on investments           5,033      294,394      334,306     3,358,994
   - Net change in unrealized depreciation on
     investments                                    (743,340)  (1,640,509)  (2,654,385)  (22,437,938)
                                                  ----------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (748,585)  (1,322,913)  (2,262,101)  (19,078,203)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              529,783      631,017    2,023,223     6,750,851
   - Contract withdrawals                           (455,589)  (1,184,462)  (1,445,653)  (14,167,705)
                                                  ----------  -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             74,194     (553,445)     577,570    (7,416,854)
                                                  ----------  -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (674,391)  (1,876,358)  (1,684,531)  (26,495,057)
                                                  ----------  -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $  831,200  $ 1,757,688  $ 3,756,345  $ 21,071,597
                                                  ==========  ===========  ===========  ============

See accompanying notes.

                                                     AMERICAN       AMERICAN      DELAWARE
                                                      FUNDS          FUNDS          VIPT      DELAWARE
                                                  GROWTH-INCOME  INTERNATIONAL  DIVERSIFIED     VIPT       DELAWARE
                                                     CLASS 2        CLASS 2        INCOME    HIGH YIELD   VIPT REIT
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 16,310,774   $ 13,788,160   $ 3,596,126  $  401,985  $10,067,649
Changes From Operations:
   - Net investment income (loss)                      215,649        154,409        87,666      26,872       54,518
   - Net realized gain (loss) on investments         1,138,782      1,193,066        28,583      (3,896)   2,057,706
   - Net change in unrealized appreciation or
     depreciation on investments                      (615,871)     1,518,501       241,953     (38,159)  (3,576,289)
                                                  ------------   ------------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     738,560      2,865,976       358,202     (15,183)  (1,464,065)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             11,070,432      6,618,008     4,311,466   1,548,452    3,031,142
   - Contract withdrawals                           (4,841,714)    (3,172,827)     (822,555)   (454,329)  (3,890,276)
                                                  ------------   ------------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,228,718      3,445,181     3,488,911   1,094,123     (859,134)
                                                  ------------   ------------   -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              6,967,278      6,311,157     3,847,113   1,078,940   (2,323,199)
                                                  ------------   ------------   -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2007                     23,278,052     20,099,317     7,443,239   1,480,925    7,744,450
Changes From Operations:
   - Net investment income (loss)                      176,450        149,010       265,170     111,069       99,690
   - Net realized gain (loss) on investments          (179,822)     1,566,266       (14,463)    (42,201)   1,505,006
   - Net change in unrealized depreciation on
     investments                                    (8,728,153)    (9,763,477)     (805,951)   (477,649)  (3,952,482)
                                                  ------------   ------------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (8,731,525)    (8,048,201)     (555,244)   (408,781)  (2,347,786)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,729,124      4,311,059     3,589,684     496,729    1,724,162
   - Contract withdrawals                           (7,958,153)    (7,139,793)   (3,647,380)   (343,388)  (2,970,101)
                                                  ------------   ------------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,229,029)    (2,828,734)      (57,696)    153,341   (1,245,939)
                                                  ------------   ------------   -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (10,960,554)   (10,876,935)     (612,940)   (255,440)  (3,593,725)
                                                  ------------   ------------   -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 12,317,498   $  9,222,382   $ 6,830,299  $1,225,485  $ 4,150,725
                                                  ============   ============   ===========  ==========  ===========


                                                   DELAWARE VIPT     DELAWARE     DELAWARE      DWS VIP
                                                  SMALL CAP VALUE      VIPT         VIPT      EQUITY 500
                                                   SERVICE CLASS      TREND        VALUE        INDEX
                                                     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 7,790,468    $ 7,420,654  $ 8,547,165  $ 12,385,607
Changes From Operations:
   - Net investment income (loss)                       (52,505)       (64,354)      77,313        85,561
   - Net realized gain (loss) on investments            738,201        392,058      453,892       566,396
   - Net change in unrealized appreciation or
     depreciation on investments                     (1,443,393)       403,600     (901,185)     (119,114)
                                                    -----------    -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (757,697)       731,304     (369,980)      532,843
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               3,743,597      1,810,052    3,078,880     2,302,648
   - Contract withdrawals                            (2,548,528)    (1,731,989)  (1,982,558)   (3,715,512)
                                                    -----------    -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             1,195,069         78,063    1,096,322    (1,412,864)
                                                    -----------    -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 437,372        809,367      726,342      (880,021)
                                                    -----------    -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                       8,227,840      8,230,021    9,273,507    11,505,586
Changes From Operations:
   - Net investment income (loss)                       (23,686)       (46,827)     152,751       143,931
   - Net realized gain (loss) on investments            (72,779)       834,194      445,467        89,532
   - Net change in unrealized depreciation on
     investments                                     (2,212,641)    (4,126,684)  (3,490,041)   (4,011,068)
                                                    -----------    -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (2,309,106)    (3,339,317)  (2,891,823)   (3,777,605)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,927,551      1,204,878    1,237,644     1,477,841
   - Contract withdrawals                            (3,250,921)    (3,019,110)  (2,250,007)   (3,520,686)
                                                    -----------    -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (1,323,370)    (1,814,232)  (1,012,363)   (2,042,845)
                                                    -----------    -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (3,632,476)    (5,153,549)  (3,904,186)   (5,820,450)
                                                    -----------    -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                     $ 4,595,364    $ 3,076,472  $ 5,369,321  $  5,685,136
                                                    ===========    ===========  ===========  ============

                                                                                             LINCOLN VIPT
                                                     DWS VIP    FIDELITY VIP    FIDELITY     BARON GROWTH
                                                    SMALL CAP    CONTRAFUND    VIP GROWTH    OPPORTUNITIES
                                                      INDEX    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  --------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 3,439,926   $13,813,981    $ 2,790,004    $ 4,715,928
Changes From Operations:
   - Net investment income (loss)                       3,268        29,908         (7,048)       (50,261)
   - Net realized gain (loss) on investments          340,463     4,506,442        150,539        675,798
   - Net change in unrealized appreciation or
     depreciation on investments                     (422,871)   (2,149,284)       588,560       (533,976)
                                                  -----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (79,140)    2,387,066        732,051         91,561
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,088,806     4,365,745      1,141,050      2,275,629
   - Contract withdrawals                          (1,150,513)   (2,985,686)      (772,371)    (1,117,548)
                                                  -----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (61,707)    1,380,059        368,679      1,158,081
                                                  -----------   -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (140,847)    3,767,125      1,100,730      1,249,642
                                                  -----------   -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                     3,299,079    17,581,106      3,890,734      5,965,570
Changes From Operations:
   - Net investment income (loss)                      23,187        23,187         (2,394)       (42,203)
   - Net realized gain (loss) on investments          189,374      (228,756)        52,995        157,208
   - Net change in unrealized depreciation on
     investments                                   (1,263,505)   (7,074,832)    (1,692,980)    (2,410,959)
                                                  -----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,050,944)   (7,280,401)    (1,642,379)    (2,295,954)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               739,995     3,764,886        889,242      1,339,580
   - Contract withdrawals                          (1,014,933)   (4,658,998)    (1,307,879)    (1,619,192)
                                                  -----------   -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (274,938)     (894,112)      (418,637)      (279,612)
                                                  -----------   -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,325,882)   (8,174,513)    (2,061,016)    (2,575,566)
                                                  -----------   -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 1,973,197   $ 9,406,593    $ 1,829,718    $ 3,390,004
                                                  ===========   ===========    ===========    ===========

See accompanying notes.

                                                  LINCOLN VIPT                 LINCOLN VIPT                LINCOLN VIPT
                                                     COHEN &     LINCOLN VIPT    DELAWARE    LINCOLN VIPT    DELAWARE
                                                  STEERS GLOBAL    DELAWARE     GROWTH AND     DELAWARE       SOCIAL
                                                   REAL ESTATE       BOND         INCOME        MANAGED      AWARENESS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $     --     $12,771,125   $17,654,453   $13,175,205   $12,565,948
Changes From Operations:
   - Net investment income (loss)                          48         613,000        80,459       265,643        22,420
   - Net realized gain (loss) on investments              231         (24,708)      205,755       521,172       264,312
   - Net change in unrealized appreciation or
     depreciation on investments                       (4,664)         45,665       694,798      (261,406)        3,721
                                                     --------     -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (4,385)        633,957       981,012       525,409       290,453
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                64,217       4,635,890     3,563,398     3,240,962     1,614,550
   - Contract withdrawals                              (4,592)     (2,882,341)   (4,427,540)   (2,080,875)   (2,152,866)
                                                     --------     -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              59,625       1,753,549      (864,142)    1,160,087      (538,316)
                                                     --------     -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                55,240       2,387,506       116,870     1,685,496      (247,863)
                                                     --------     -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                        55,240      15,158,631    17,771,323    14,860,701    12,318,085
Changes From Operations:
   - Net investment income (loss)                         919         511,990        66,181       166,201        20,762
   - Net realized gain (loss) on investments           (4,781)       (204,090)      918,606       707,870       617,196
   - Net change in unrealized depreciation on
     investments                                      (60,109)       (908,574)   (6,649,142)   (4,203,362)   (4,687,476)
                                                     --------     -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (63,971)       (600,674)   (5,664,355)   (3,329,291)   (4,049,518)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               137,156       4,468,221     1,281,661     1,501,350     1,268,901
   - Contract withdrawals                             (29,980)     (7,302,865)   (4,218,258)   (5,680,623)   (2,130,615)
                                                     --------     -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             107,176      (2,834,644)   (2,936,597)   (4,179,273)     (861,714)
                                                     --------     -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                43,205      (3,435,318)   (8,600,952)   (7,508,564)   (4,911,232)
                                                     --------     -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                      $ 98,445     $11,723,313   $ 9,170,371   $ 7,352,137   $ 7,406,853
                                                     ========     ===========   ===========   ===========   ===========

                                                  LINCOLN VIPT                  LINCOLN VIPT  LINCOLN VIPT
                                                    DELAWARE        LINCOLN         JANUS       MONDRIAN
                                                     SPECIAL        VIPT FI        CAPITAL    INTERNATIONAL
                                                  OPPORTUNITIES  EQUITY-INCOME  APPRECIATION      VALUE
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $10,470,682    $15,839,654    $ 6,293,711   $10,372,739
Changes From Operations:
   - Net investment income (loss)                       24,664         82,500        (34,382)      168,992
   - Net realized gain (loss) on investments         1,364,198      1,780,277        151,726       792,146
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,050,721)    (1,306,556)     1,107,065       241,734
                                                   -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     338,141        556,221      1,224,409     1,202,872
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,108,903      3,120,447      1,051,574     5,373,732
   - Contract withdrawals                           (3,623,945)    (3,324,546)    (1,212,988)   (3,333,831)
                                                   -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              484,958       (204,099)      (161,414)    2,039,901
                                                   -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                823,099        352,122      1,062,995     3,242,773
                                                   -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     11,293,781     16,191,776      7,356,706    13,615,512
Changes From Operations:
   - Net investment income (loss)                       30,177         64,216         (6,600)      432,520
   - Net realized gain (loss) on investments           660,098        (50,127)        64,966       629,652
   - Net change in unrealized depreciation on
     investments                                    (4,501,909)    (5,105,879)    (2,641,255)   (5,924,242)
                                                   -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,811,634)    (5,091,790)    (2,582,889)   (4,862,070)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,899,143      1,585,981        653,547     2,307,029
   - Contract withdrawals                           (3,169,290)    (6,100,785)    (1,924,868)   (3,414,644)
                                                   -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,270,147)    (4,514,804)    (1,271,321)   (1,107,615)
                                                   -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (5,081,781)    (9,606,594)    (3,854,210)   (5,969,685)
                                                   -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 6,212,000    $ 6,585,182    $ 3,502,496   $ 7,645,827
                                                   ===========    ===========    ===========   ===========

                                                                                             LINCOLN VIPT
                                                                LINCOLN VIPT  LINCOLN VIPT  T. ROWE PRICE
                                                  LINCOLN VIPT      SSgA          SSgA        STRUCTURED
                                                      MONEY        S&P 500      SMALL-CAP      MID-CAP
                                                     MARKET         INDEX         INDEX         GROWTH
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 6,073,629    $     --      $     --      $ 3,513,758
Changes From Operations:
   - Net investment income (loss)                     357,280          47            35          (33,685)
   - Net realized gain (loss) on investments               --          (7)            2           65,907
   - Net change in unrealized appreciation or
     depreciation on investments                           --         267          (361)         423,380
                                                  -----------    --------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    357,280         307          (324)         455,602
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            11,185,776      38,354        16,495          925,798
   - Contract withdrawals                          (7,758,211)       (913)          (84)        (615,533)
                                                  -----------    --------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,427,565      37,441        16,411          310,265
                                                  -----------    --------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,784,845      37,748        16,087          765,867
                                                  -----------    --------      --------      -----------
NET ASSETS AT DECEMBER 31, 2007                     9,858,474      37,748        16,087        4,279,625
Changes From Operations:
   - Net investment income (loss)                     156,594       6,475           283          (27,216)
   - Net realized gain (loss) on investments               44     (10,865)          733           61,089
   - Net change in unrealized depreciation on
     investments                                           --     (59,975)      (18,533)      (1,641,003)
                                                  -----------    --------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    156,638     (64,365)      (17,517)      (1,607,130)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             6,908,625     320,372        59,923          688,026
   - Contract withdrawals                          (5,990,984)    (61,878)      (11,223)      (1,267,081)
                                                  -----------    --------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             917,641     258,494        48,700         (579,055)
                                                  -----------    --------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,074,279     194,129        31,183       (2,186,185)
                                                  -----------    --------      --------      -----------
NET ASSETS AT DECEMBER 31, 2008                   $10,932,753    $231,877      $ 47,270      $ 2,093,440
                                                  ===========    ========      ========      ===========

See accompanying notes.

                                                    LINCOLN VIPT     LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                                     UBS GLOBAL     WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040
                                                  ASSET ALLOCATION     PROFILE        PROFILE        PROFILE        PROFILE
                                                     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $ 2,419,231       $     --      $      --      $      --       $     --
Changes From Operations:
   - Net investment income (loss)                         25,167             54             27             40             94
   - Net realized gain (loss) on investments             189,177             --              1            (21)            --
   - Net change in unrealized appreciation or
     depreciation on investments                         (75,532)            81            645            347           (356)
                                                     -----------       --------      ---------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       138,812            135            673            366           (262)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,164,215         27,942         41,118         47,664         31,984
   - Contract withdrawals                               (765,454)            --             (2)          (469)          (499)
                                                     -----------       --------      ---------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                398,761         27,942         41,116         47,195         31,485
                                                     -----------       --------      ---------      ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  537,573         28,077         41,789         47,561         31,223
                                                     -----------       --------      ---------      ---------       --------
NET ASSETS AT DECEMBER 31, 2007                        2,956,804         28,077         41,789         47,561         31,223
Changes From Operations:
   - Net investment income (loss)                        126,003            127          1,521          1,260           (151)
   - Net realized gain (loss) on investments             136,870        (12,343)       (38,046)        (1,982)           (13)
   - Net change in unrealized depreciation on
     investments                                      (1,164,201)        (4,014)       (58,905)      (123,924)       (60,662)
                                                     -----------       --------      ---------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (901,328)       (16,230)       (95,430)      (124,646)       (60,826)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  564,498        103,481        590,189        570,125        271,600
   - Contract withdrawals                             (1,085,989)       (96,590)      (239,991)       (83,638)        (6,856)
                                                     -----------       --------      ---------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (521,491)         6,891        350,198        486,487        264,744
                                                     -----------       --------      ---------      ---------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,422,819)        (9,339)       254,768        361,841        203,918
                                                     -----------       --------      ---------      ---------       --------
NET ASSETS AT DECEMBER 31, 2008                      $ 1,533,985       $ 18,738      $ 296,557      $ 409,402       $235,141
                                                     ===========       ========      =========      =========       ========

                                                                                             LINCOLN VIPT
                                                  LINCOLN VIPT   LINCOLN VIPT  LINCOLN VIPT    WILSHIRE
                                                    WILSHIRE       WILSHIRE      WILSHIRE     MODERATELY
                                                   AGGRESSIVE    CONSERVATIVE    MODERATE     AGGRESSIVE
                                                     PROFILE        PROFILE       PROFILE       PROFILE
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 1,957,800   $   555,017   $ 2,373,754   $ 2,239,697
Changes From Operations:
   - Net investment income (loss)                        1,083        15,757        28,632        35,528
   - Net realized gain (loss) on investments            91,507        11,218        53,363        53,862
   - Net change in unrealized appreciation or
     depreciation on investments                       143,507        36,153       185,331       156,339
                                                   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     236,097        63,128       267,326       245,729
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,704,615     1,225,511     2,838,134     2,609,422
   - Contract withdrawals                             (475,794)     (238,513)     (627,865)     (373,525)
                                                   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,228,821       986,998     2,210,269     2,235,897
                                                   -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,464,918     1,050,126     2,477,595     2,481,626
                                                   -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                      3,422,718     1,605,143     4,851,349     4,721,323
Changes From Operations:
   - Net investment income (loss)                       (8,807)       24,124        57,728        13,087
   - Net realized gain (loss) on investments               901        (8,653)       61,797        (2,859)
   - Net change in unrealized depreciation on
     investments                                    (1,686,181)     (337,854)   (1,572,048)   (1,898,455)
                                                   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,694,087)     (322,383)   (1,452,523)   (1,888,227)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,929,132     1,495,522     2,480,563     2,817,129
   - Contract withdrawals                             (924,006)   (1,072,766)   (1,611,420)   (1,339,316)
                                                   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,005,126       422,756       869,143     1,477,813
                                                   -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (688,961)      100,373      (583,380)     (410,414)
                                                   -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 2,733,757   $ 1,705,516   $ 4,267,969   $ 4,310,909
                                                   ===========   ===========   ===========   ===========

                                                                  NB AMT
                                                    MFS VIT      MID-CAP
                                                   UTILITIES      GROWTH
                                                   SUBACCOUNT   SUBACCOUNT
                                                  ------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 3,202,270  $ 3,180,093
Changes From Operations:
   - Net investment income (loss)                      (3,524)     (37,445)
   - Net realized gain (loss) on investments          371,918      236,291
   - Net change in unrealized appreciation or
     depreciation on investments                      729,479      556,343
                                                  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,097,873      755,189
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,581,846    2,501,813
   - Contract withdrawals                            (850,677)  (1,127,601)
                                                  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,731,169    1,374,212
                                                  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,829,042    2,129,401
                                                  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                     7,031,312    5,309,494
Changes From Operations:
   - Net investment income (loss)                      35,581      (34,650)
   - Net realized gain (loss) on investments          850,843      101,197
   - Net change in unrealized depreciation on
     investments                                   (3,848,168)  (2,261,066)
                                                  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,961,744)  (2,194,519)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,721,859    1,201,835
   - Contract withdrawals                          (1,984,949)  (1,596,165)
                                                  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             736,910     (394,330)
                                                  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,224,834)  (2,588,849)
                                                  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 4,806,478  $ 2,720,645
                                                  ===========  ===========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account Q (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multi-Fund(R) Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for accounts with a value greater than or equal to $5,000,000, but less than $100,000,000, and a further reduction for accounts with a value greater than or equal to $100,000,000.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of forty-one mutual funds (the Funds) of eight diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Diversified Income Series
   Delaware VIPT High Yield Series
   Delaware VIPT REIT Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Value Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class
   Lincoln VIPT Cohen & Steers Global Real Estate
   Lincoln VIPT Delaware Bond
   Lincoln VIPT Delaware Growth and Income
   Lincoln VIPT Delaware Managed
   Lincoln VIPT Delaware Social Awareness
   Lincoln VIPT Delaware Special Opportunities
   Lincoln VIPT FI Equity-Income
   Lincoln VIPT Janus Capital Appreciation
   Lincoln VIPT Mondrian International Value
   Lincoln VIPT Money Market
   Lincoln VIPT SSgA S&P 500 Index
   Lincoln VIPT SSgA Small-Cap Index
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
   Lincoln VIPT UBS Global Asset Allocation
   Lincoln VIPT Wilshire 2010 Profile
   Lincoln VIPT Wilshire 2020 Profile
   Lincoln VIPT Wilshire 2030 Profile
   Lincoln VIPT Wilshire 2040 Profile
   Lincoln VIPT Wilshire Aggressive Profile
   Lincoln VIPT Wilshire Conservative Profile
   Lincoln VIPT Wilshire Moderate Profile
   Lincoln VIPT Wilshire Moderately Aggressive Profile

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2007, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Managed Fund                         Lincoln VIPT Delaware Managed Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Special Opportunities Fund           Lincoln VIPT Delaware Special Opportunities Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

During 2008, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund and the Lincoln VIPT Small-Cap Index Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

- Multi-Fund(R) GVA with account value greater than or equal to $100,000,000 at a daily rate of .0015068493% ( .550% on an annual basis).

- Multi-Fund(R) GVA with account value greater than or equal to $5,000,000, but less than $100,000,000, at a daily rate of .0020547945% ( .750% on an annual basis).

- Multi-Fund(R) GVA with account value less than $5,000,000 at a daily rate of .00274521% ( 1.002% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                             MINIMUM MAXIMUM  MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL TECHNOLOGY CLASS B
           2008               0.55%   1.002%  $ 3.16   $ 3.24     260,652  $   831,200  -47.99%   -47.75%     0.00%
           2007               0.55%   1.002%    6.07     6.20     245,740    1,505,590   18.70%    19.23%     0.00%
           2006               0.55%   1.002%    5.11     5.20     204,500    1,055,142    7.30%     7.57%     0.00%
           2005               0.75%   1.002%    4.76     4.83     172,700      828,840    2.61%     2.87%     0.00%
           2004               0.75%   1.002%    4.64     4.70     147,348      688,215    4.04%     4.30%     0.00%
ABVPSF GROWTH CLASS B
           2005               0.75%   1.002%    7.77     7.88      74,109      578,894   10.52%    10.80%     0.00%
           2004               0.75%   1.002%    7.03     7.11      59,946      423,456   13.39%    13.67%     0.00%
ABVPSF GROWTH AND INCOME CLASS B
           2008               0.55%   1.002%    8.14     8.27     214,373    1,757,688  -41.29%   -41.02%     1.71%
           2007               0.55%   1.002%   13.86    14.02     260,358    3,634,046    3.82%     4.28%     1.21%
           2006               0.55%   1.002%   13.35    13.44     228,703    3,067,619   15.82%    16.11%     0.66%
           2005               0.75%   1.002%   11.53    11.58      78,776      911,310    3.55%     3.81%     1.44%
           2004    6/18/04    0.75%   1.002%   11.13    11.15       2,708       30,171    7.65%     7.73%     0.00%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2008               0.55%   1.002%   10.56    10.74     352,000    3,756,345  -39.00%   -38.73%     1.93%
           2007               0.55%   1.002%   17.31    17.52     311,595    5,440,876   13.70%    14.22%     2.96%
           2006               0.55%   1.002%   15.23    15.33     202,904    3,108,078   19.22%    19.53%     0.85%
           2005               0.75%   1.002%   12.77    12.83     100,875    1,293,140   12.94%    13.22%     0.69%
           2004    6/18/04    0.75%   1.002%   11.31    11.33      31,057      351,776    9.89%    10.57%     0.00%
AMERICAN FUNDS GROWTH CLASS 2
           2008               0.55%   1.002%    6.77     6.95   3,060,572   21,071,597  -44.53%   -44.28%     0.74%
           2007               0.55%   1.002%   12.20    12.47   3,837,181   47,566,654   11.23%    11.73%     0.80%
           2006               0.55%   1.002%   10.97    11.16   3,623,666   40,271,821    9.12%     9.39%     0.84%
           2005               0.75%   1.002%   10.05    10.20   3,192,120   32,447,262   15.03%    15.32%     0.75%
           2004               0.75%   1.002%    8.74     8.84   2,485,562   21,919,086   11.38%    11.66%     0.20%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2008               0.55%   1.002%    8.39     8.53   1,449,207   12,317,498  -38.47%   -38.19%     1.60%
           2007               0.55%   1.002%   13.64    13.80   1,689,935   23,278,052    4.00%     4.47%     1.68%
           2006               0.55%   1.002%   13.12    13.20   1,235,415   16,310,774   14.05%    14.34%     1.77%
           2005               0.75%   1.002%   11.50    11.55     879,946   10,159,341    4.78%     5.04%     1.62%
           2004    5/25/04    0.75%   1.002%   10.98    10.99     443,703    4,877,962    6.41%     8.33%     1.24%
AMERICAN FUNDS INTERNATIONAL CLASS 2
           2008               0.55%   1.002%    8.23     8.45   1,103,214    9,222,382  -42.70%   -42.44%     1.72%
           2007               0.55%   1.002%   14.36    14.67   1,378,307   20,099,317   18.83%    19.36%     1.64%
           2006               0.55%   1.002%   12.08    12.29   1,126,477   13,788,160   17.79%    18.09%     1.78%
           2005               0.75%   1.002%   10.26    10.40     870,024    9,024,057   20.29%    20.60%     1.75%
           2004               0.75%   1.002%    8.53     8.63     562,680    4,841,834   18.13%    18.43%     1.61%

                             MINIMUM MAXIMUM  MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT DIVERSIFIED INCOME
           2008               0.55%   1.002%  $11.60   $11.79     583,683  $ 6,830,299   -5.49%    -5.07%     4.00%
           2007               0.55%   1.002%   12.27    12.42     602,113    7,443,238    6.56%     7.04%     2.36%
           2006               0.55%   1.002%   11.52    11.59     310,894    3,596,126    6.84%     7.11%     0.98%
           2005               0.75%   1.002%   10.78    10.82     102,943    1,112,786   -1.44%    -1.19%     0.45%
           2004    6/29/04    0.75%   1.002%   10.94    10.95      12,835      140,522    7.48%     8.33%     0.00%
DELAWARE VIPT GLOBAL BOND
           2006               0.00%   0.000%      --       --          --           --    0.00%     0.00%     1.91%
           2005               0.75%   1.002%    1.66     1.69     722,275    1,211,309   -9.56%    -9.34%    12.47%
           2004               0.75%   1.002%    1.84     1.87     486,442      899,248   11.88%    12.16%    11.76%
DELAWARE VIPT HIGH YIELD
           2008               0.55%   1.002%    8.74     8.86     139,338    1,225,485  -24.93%   -24.59%     8.34%
           2007               0.55%   1.002%   11.64    11.75     126,646    1,480,924    1.77%     2.23%     3.31%
           2006               0.55%   1.002%   11.44    11.48      35,074      401,985   11.33%    11.61%     3.09%
           2005    7/12/05    0.75%   1.002%   10.27    10.29       1,017       10,449   -0.09%     0.89%     0.00%
DELAWARE VIPT REIT
           2008               0.55%   1.002%   17.12    17.58     240,012    4,150,725  -35.71%   -35.42%     2.47%
           2007               0.55%   1.002%   26.63    27.22     287,864    7,744,449  -14.80%   -14.41%     1.40%
           2006               0.55%   1.002%   31.25    31.78     319,238   10,067,649   31.31%    31.64%     1.69%
           2005               0.75%   1.002%   23.80    24.15     261,055    6,263,441    6.10%     6.37%     1.69%
           2004               0.75%   1.002%   22.43    22.70     202,327    4,572,204   30.07%    30.40%     1.79%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
           2008               0.55%   1.002%    1.27     1.30   3,578,426    4,595,364  -30.77%   -30.45%     0.50%
           2007               0.55%   1.002%    1.84     1.87   4,433,017    8,227,839   -7.77%    -7.35%     0.25%
           2006               0.55%   1.002%    1.99     2.02   3,882,110    7,790,468   14.73%    15.02%     0.02%
           2005               0.75%   1.002%    1.74     1.76   3,022,566    5,280,460    8.06%     8.33%     0.13%
           2004               0.75%   1.002%    1.61     1.62   1,752,398    2,827,499   19.95%    20.25%     0.02%
DELAWARE VIPT TREND
           2008               0.55%   1.002%    1.36     1.40   2,221,789    3,076,472  -47.27%   -47.03%     0.00%
           2007               0.55%   1.002%    2.58     2.65   3,132,915    8,230,020    9.64%    10.14%     0.00%
           2006               0.55%   1.002%    2.35     2.41   3,104,466    7,420,654    6.52%     6.79%     0.00%
           2005               0.75%   1.002%    2.21     2.25   2,874,151    6,435,495    4.80%     5.07%     0.00%
           2004               0.75%   1.002%    2.11     2.14   2,971,760    6,342,006   11.48%    11.76%     0.00%
DELAWARE VIPT VALUE
           2008               0.55%   1.002%    1.55     1.59   3,399,318    5,369,321  -34.09%   -33.79%     2.91%
           2007               0.55%   1.002%    2.35     2.41   3,876,153    9,273,506   -3.69%    -3.26%     1.52%
           2006               0.55%   1.002%    2.44     2.49   3,452,641    8,547,165   22.86%    23.17%     1.45%
           2005               0.75%   1.002%    1.98     2.02   2,727,325    5,485,916    4.97%     5.24%     1.53%
           2004               0.75%   1.002%    1.89     1.92   2,264,739    4,332,060   13.79%    14.07%     1.52%
DWS VIP EQUITY 500 INDEX
           2008               0.55%   1.002%    7.06     7.27     793,408    5,685,136  -37.78%   -37.50%     2.49%
           2007               0.55%   1.002%   11.34    11.63     999,394   11,505,584    4.25%     4.72%     1.48%
           2006               0.55%   1.002%   10.88    11.09   1,123,369   12,385,607   14.37%    14.66%     0.97%
           2005               0.75%   1.002%    9.51     9.68     836,894    8,057,748    3.63%     3.89%     1.51%
           2004               0.75%   1.002%    9.18     9.31     866,070    8,039,235    9.49%     9.77%     1.13%
DWS VIP SMALL CAP INDEX
           2008               0.55%   1.002%   11.34    11.68     171,069    1,973,197  -34.78%   -34.49%     1.66%
           2007               0.55%   1.002%   17.39    17.83     186,871    3,299,079   -2.88%    -2.44%     0.88%
           2006               0.55%   1.002%   17.91    18.26     189,558    3,439,926   16.32%    16.61%     0.60%
           2005               0.75%   1.002%   15.39    15.66     156,009    2,430,328    3.22%     3.48%     0.64%
           2004               0.75%   1.002%   14.91    15.13     139,023    2,096,030   16.58%    16.88%     0.44%
FIDELITY VIP CONTRAFUND SERVICE CLASS
           2008               0.55%   1.002%    9.98    10.27     925,832    9,406,593  -43.19%   -42.93%     0.91%
           2007               0.55%   1.002%   17.57    18.00     984,069   17,581,106   16.34%    16.86%     0.91%
           2006               0.55%   1.002%   15.10    15.39     901,417   13,813,981   10.48%    10.76%     1.14%
           2005               0.75%   1.002%   13.67    13.90     736,255   10,194,974   15.68%    15.97%     0.17%
           2004               0.75%   1.002%   11.81    11.98     541,241    6,469,317   14.19%    14.48%     0.22%

                             MINIMUM MAXIMUM  MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH SERVICE CLASS
           2008               0.55%   1.002%  $ 5.98   $ 6.16     302,255  $ 1,829,718  -47.76%   -47.52%     0.76%
           2007               0.55%   1.002%   11.45    11.74     335,473    3,890,735   25.61%    26.17%     0.60%
           2006               0.55%   1.002%    9.12     9.30     302,394    2,790,004    5.67%     5.93%     0.28%
           2005               0.75%   1.002%    8.63     8.77     311,752    2,719,249    4.62%     4.88%     0.38%
           2004               0.75%   1.002%    8.25     8.37     380,341    3,169,968    2.23%     2.49%     0.17%
JANUS ASPEN SERIES WORLDWIDE GROWTH
           2005               0.75%   1.002%    9.50     9.66     334,649    3,213,407    4.81%     5.07%     1.39%
           2004               0.75%   1.002%    9.06     9.20     380,362    3,480,309    3.73%     4.00%     0.94%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2008               0.55%   1.002%   12.07    12.43     277,915    3,390,004  -39.74%   -39.47%     0.00%
           2007               0.55%   1.002%   20.03    20.53     294,591    5,965,569    2.39%     2.85%     0.00%
           2006               0.55%   1.002%   19.57    19.95     238,975    4,715,928   14.37%    14.66%     0.00%
           2005               0.75%   1.002%   17.11    17.40     180,206    3,104,802    2.33%     2.59%     0.00%
           2004               0.75%   1.002%   16.72    16.96     108,816    1,829,490   24.39%    24.70%     0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
           2008               0.55%   1.002%    4.74     4.78      20,727       98,445  -42.61%   -42.35%     1.83%
           2007    6/12/07    0.55%   1.002%    8.26     8.29       6,679       55,240  -12.63%    -4.43%     0.65%
LINCOLN VIPT DELAWARE BOND
           2008               0.55%   1.002%    7.28     7.52   1,581,616   11,723,313   -3.89%    -3.46%     4.41%
           2007               0.55%   1.002%    7.58     7.79   1,966,018   15,158,630    4.39%     4.87%     5.17%
           2006               0.55%   1.002%    7.26     7.42   1,733,233   12,771,125    3.67%     3.93%     4.85%
           2005               0.75%   1.002%    7.00     7.14   1,356,120    9,614,892    1.62%     1.87%     4.65%
           2004               0.75%   1.002%    6.89     7.01   1,018,689    7,096,374    4.25%     4.52%     4.29%
LINCOLN VIPT DELAWARE GROWTH AND INCOME
           2008               0.55%   1.002%    8.98     9.26     998,502    9,170,371  -36.41%   -36.12%     1.22%
           2007               0.55%   1.002%   14.12    14.50   1,232,783   17,771,322    5.06%     5.54%     1.15%
           2006               0.55%   1.002%   13.44    13.73   1,290,132   17,654,453   11.24%    11.52%     1.14%
           2005               0.75%   1.002%   12.08    12.31   1,629,512   20,011,016    4.49%     4.75%     1.33%
           2004               0.75%   1.002%   11.56    11.75   1,671,383   19,607,806   10.87%    11.15%     1.27%
LINCOLN VIPT DELAWARE MANAGED
           2008               0.55%   1.002%    5.28     5.45   1,357,821    7,352,137  -27.69%   -27.36%     2.15%
           2007               0.55%   1.002%    7.30     7.50   1,988,790   14,860,701    3.54%     4.01%     2.47%
           2006               0.55%   1.002%    7.05     7.21   1,832,523   13,175,205    9.47%     9.74%     2.49%
           2005               0.75%   1.002%    6.44     6.57   1,713,911   11,229,397    3.48%     3.74%     2.58%
           2004               0.75%   1.002%    6.22     6.33   1,353,968    8,553,818    8.90%     9.18%     2.44%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
           2008               0.55%   1.002%    5.00     5.16   1,447,052    7,406,853  -35.07%   -34.77%     0.90%
           2007               0.55%   1.002%    7.71     7.92   1,566,536   12,318,085    1.94%     2.40%     0.86%
           2006               0.55%   1.002%    7.56     7.72   1,633,029   12,565,948   11.19%    11.47%     0.88%
           2005               0.75%   1.002%    6.80     6.93   1,654,251   11,425,663   10.91%    11.19%     0.87%
           2004               0.75%   1.002%    6.13     6.23   1,613,304   10,030,205   11.58%    11.86%     0.94%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
           2008               0.55%   1.002%   11.45    11.81     532,294    6,212,000  -37.27%   -36.98%     1.11%
           2007               0.55%   1.002%   18.25    18.75     607,929   11,293,782    2.77%     3.24%     0.96%
           2006               0.55%   1.002%   17.76    18.15     580,635   10,470,682   14.90%    15.18%     1.37%
           2005               0.75%   1.002%   15.46    15.75     476,787    7,471,588   14.49%    14.78%     1.31%
           2004               0.75%   1.002%   13.50    13.72     316,369    4,323,405   21.54%    21.85%     1.34%
LINCOLN VIPT FI EQUITY-INCOME
           2008               0.55%   1.002%    2.17     2.24   2,977,364    6,585,182  -38.94%   -38.66%     1.32%
           2007               0.55%   1.002%    3.55     3.65   4,471,583   16,191,779    3.31%     3.78%     1.22%
           2006               0.55%   1.002%    3.44     3.51   4,534,963   15,839,654   10.16%    10.44%     1.32%
           2005               0.75%   1.002%    3.12     3.18   4,500,549   14,240,912    3.45%     3.71%     1.19%
           2004               0.75%   1.002%    3.01     3.06   4,183,785   12,771,649    8.67%     8.95%     1.15%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
           2008               0.55%   1.002%    1.75     1.81   1,962,007    3,502,496  -41.41%   -41.15%     0.66%
           2007               0.55%   1.002%    2.99     3.07   2,416,022    7,353,320   19.22%    19.76%     0.28%
           2006               0.55%   1.002%    2.51     2.56   2,470,936    6,293,711    8.58%     8.85%     0.19%
           2005               0.75%   1.002%    2.31     2.35   2,547,880    5,963,646    3.16%     3.42%     0.25%
           2004               0.75%   1.002%    2.24     2.28   3,108,601    7,046,212    4.23%     4.50%     0.00%

                             MINIMUM MAXIMUM  MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
           2008               0.55%   1.002%  $ 2.68   $ 2.76   2,796,741  $ 7,645,827  -37.29%   -37.00%     4.79%
           2007               0.55%   1.002%    4.27     4.38   3,128,588   13,615,511   10.38%    10.88%     2.08%
           2006               0.55%   1.002%    3.87     3.95   2,639,920   10,372,739   28.71%    29.03%     3.13%
           2005               0.75%   1.002%    3.00     3.06   2,056,975    6,273,461   11.42%    11.70%     2.38%
           2004               0.75%   1.002%    2.70     2.74   1,126,430    3,078,333   19.73%    20.03%     1.19%
LINCOLN VIPT MONEY MARKET
           2008               0.55%   1.002%    3.13     3.23   3,444,302   10,932,753    1.32%     1.78%     2.29%
           2007               0.55%   1.002%    3.09     3.18   3,148,460    9,858,473    3.92%     4.39%     4.83%
           2006               0.55%   1.002%    2.97     3.04   2,015,228    6,073,629    3.64%     3.90%     4.61%
           2005               0.75%   1.002%    2.87     2.93   1,631,121    4,735,979    1.76%     2.02%     2.81%
           2004               0.75%   1.002%    2.82     2.87   1,380,779    3,931,630   -0.13%     0.13%     0.90%
LINCOLN VIPT SSgA S&P 500 INDEX
           2008               0.75%   1.002%    6.01     6.04      38,536      231,877  -37.82%   -37.67%     5.40%
           2007    6/15/07    0.75%   1.002%    9.67     9.68       3,899       37,749   -3.87%     1.44%     0.88%
LINCOLN VIPT SSgA SMALL-CAP INDEX
           2008               0.75%   1.002%    6.01     6.04       7,853       47,270  -34.63%   -34.47%     1.77%
           2007    7/13/07    0.75%   1.002%    9.20     9.21       1,748       16,087  -10.44%     0.37%     0.68%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
           2008               0.55%   1.002%    1.08     1.11   1,919,831    2,093,440  -43.35%   -43.09%     0.00%
           2007               0.55%   1.002%    1.90     1.95   2,223,002    4,279,625   12.45%    12.96%     0.00%
           2006               0.55%   1.002%    1.69     1.72   2,056,260    3,513,758    8.19%     8.46%     0.00%
           2005               0.75%   1.002%    1.56     1.59   1,946,836    3,071,287    8.72%     8.99%     0.00%
           2004               0.75%   1.002%    1.43     1.46   1,809,557    2,623,046   12.53%    12.82%     0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
           2008               0.55%   1.002%    2.81     2.90     539,014    1,533,985  -33.89%   -33.59%     6.25%
           2007               0.55%   1.002%    4.24     4.36     686,357    2,956,804    5.31%     5.79%     1.75%
           2006               0.55%   1.002%    4.03     4.12     593,314    2,419,231   13.37%    13.65%     1.44%
           2005               0.75%   1.002%    3.55     3.62     511,350    1,837,921    5.74%     6.00%     1.29%
           2004               0.75%   1.002%    3.36     3.42     451,129    1,532,825   12.41%    12.69%     1.76%
LINCOLN VIPT WILSHIRE 2010 PROFILE
           2008               0.75%   1.002%    7.90     7.94       2,366       18,738  -24.67%   -24.48%     1.26%
           2007    10/11/07   0.75%   1.002%   10.49    10.51       2,672       28,078    0.21%     0.33%     0.42%
LINCOLN VIPT WILSHIRE 2020 PROFILE
           2008               0.75%   1.002%    7.48     7.51      39,621      296,557  -27.62%   -27.44%     1.67%
           2007    6/21/07    0.75%   1.002%   10.34    10.35       4,041       41,788    1.24%     3.96%     0.71%
LINCOLN VIPT WILSHIRE 2030 PROFILE
           2008               0.75%   1.002%    7.16     7.19      57,083      409,402  -31.47%   -31.30%     1.29%
           2007    6/21/07    0.75%   1.002%   10.44    10.46       4,549       47,561    2.63%     3.12%     0.55%
LINCOLN VIPT WILSHIRE 2040 PROFILE
           2008               0.75%   1.002%    6.55     6.58      35,841      235,141  -36.19%   -36.03%     0.79%
           2007    6/13/07    0.75%   1.002%   10.27    10.29       3,039       31,223    3.47%     6.97%     1.57%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
           2008               0.55%   1.002%    8.18     8.29     333,608    2,733,757  -41.05%   -40.79%     0.67%
           2007               0.55%   1.002%   13.87    14.00     246,380    3,422,718    9.91%    10.41%     0.99%
           2006               0.55%   1.002%   12.62    12.67     155,011    1,957,800   15.38%    15.67%     1.17%
           2005    7/1/05     0.75%   1.002%   10.94    10.96       7,861       86,018    6.19%     8.94%     0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
           2008               0.55%   1.002%    9.61     9.74     176,773    1,705,516  -19.25%   -18.89%     2.41%
           2007               0.55%   1.002%   11.90    12.01     134,363    1,605,143    6.70%     7.18%     2.31%
           2006               0.55%   1.002%   11.15    11.20      49,661      555,017    8.25%     8.52%     2.35%
           2005    6/23/05    0.75%   1.002%   10.30    10.32       5,755       59,308    2.66%     2.89%     0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
           2008               0.55%   1.002%    9.17     9.30     463,185    4,267,969  -27.35%   -27.02%     2.12%
           2007               0.55%   1.002%   12.63    12.74     382,694    4,851,349    8.18%     8.67%     1.65%
           2006               0.55%   1.002%   11.67    11.72     202,936    2,373,754   10.92%    11.20%     1.50%
           2005    6/30/05    0.75%   1.002%   10.52    10.54      39,983      421,080    3.79%     5.01%     0.00%

                             MINIMUM MAXIMUM  MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT YEAR    DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
           2008               0.55%   1.002%  $ 8.67   $ 8.78     495,423   $4,310,909  -34.08%    -33.78%    1.17%
           2007               0.55%   1.002%   13.15    13.27     358,033    4,721,323    8.72%      9.21%    1.95%
           2006               0.55%   1.002%   12.09    12.14     184,879    2,239,697   13.00%     13.29%    1.57%
           2005    7/1/05     0.75%   1.002%   10.70    10.72      27,238      291,636    5.09%      6.61%    0.00%
MFS VIT UTILITIES
           2008               0.55%   1.002%    1.23     1.25   3,893,060    4,806,478  -38.29%    -38.01%    1.46%
           2007               0.55%   1.002%    1.99     2.02   3,515,704    7,031,311   26.62%     27.20%    0.81%
           2006               0.55%   1.002%    1.57     1.59   2,029,192    3,202,270   29.96%     30.28%    1.75%
           2005               0.75%   1.002%    1.21     1.22   1,390,120    1,686,788   15.67%     15.97%    0.45%
           2004               0.75%   1.002%    1.04     1.05     497,755      521,110   28.90%     29.23%    1.09%
NB AMT MID-CAP GROWTH
           2008               0.55%   1.002%    9.29     9.57     289,301    2,720,645  -43.93%    -43.68%    0.00%
           2007               0.55%   1.002%   16.58    16.99     316,502    5,309,494   21.31%     21.86%    0.00%
           2006               0.55%   1.002%   13.67    13.94     230,318    3,180,093   13.55%     13.84%    0.00%
           2005               0.75%   1.002%   12.03    12.24     206,395    2,505,965   12.61%     12.89%    0.00%
           2004               0.75%   1.002%   10.69    10.84     169,120    1,820,153   15.15%     15.44%    0.00%
NB AMT PARTNERS
           2005               0.75%   1.002%   12.99    13.21      64,156      841,633   16.87%     17.16%    0.94%
           2004               0.75%   1.002%   11.11    11.27      43,801      489,576   17.79%     18.09%    0.01%
PUTNAM VT HEALTH SCIENCES CLASS IB
           2006               0.00%   0.000%      --       --          --           --    0.00%      0.00%    0.31%
           2005               0.75%   1.002%    1.04     1.05     525,346      548,214   12.07%     12.35%    0.05%
           2004               0.75%   1.002%    0.93     0.94     388,298      361,045    6.06%      6.32%    0.17%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                         AGGREGATE    AGGREGATE
                                                          COST OF      PROCEEDS
SUBACCOUNT                                               PURCHASES    FROM SALES
--------------------------------------------------------------------------------
ABVPSF Global Technology Class B                        $  494,856   $   396,716
ABVPSF Growth and Income Class B                         1,114,318     1,009,920
American Funds Global Growth Class 2                     2,257,221     1,129,274
American Funds Growth Class 2                            9,506,567    11,836,992
American Funds Growth-Income Class 2                     6,454,094     6,950,093
American Funds International Class 2                     5,802,977     5,976,525
Delaware VIPT Diversified Income                         3,861,746     3,409,997
Delaware VIPT High Yield                                   594,487       307,568
Delaware VIPT REIT                                       3,925,817     2,512,409
Delaware VIPT Small Cap Value Service Class              1,986,395     2,695,926
Delaware VIPT Trend                                      2,554,488     2,760,755
Delaware VIPT Value                                      1,839,521     1,964,741
DWS VIP Equity 500 Index                                 1,869,865     2,896,825
DWS VIP Small Cap Index                                  1,085,900       913,719
Fidelity VIP Contrafund Service Class                    3,766,888     3,905,163
Fidelity VIP Growth Service Class                        1,164,495     1,142,906
Lincoln VIPT Baron Growth Opportunities Service Class    1,410,828     1,235,275
Lincoln VIPT Cohen & Steers Global Real Estate             162,959        53,759
Lincoln VIPT Delaware Bond                               5,422,266     6,251,139
Lincoln VIPT Delaware Growth and Income                  2,834,069     3,707,833
Lincoln VIPT Delaware Managed                            2,662,918     5,273,524
Lincoln VIPT Delaware Social Awareness                   1,812,576     1,882,196
Lincoln VIPT Delaware Special Opportunities              2,388,030     2,780,781
Lincoln VIPT FI Equity-Income                            2,519,933     5,492,599
Lincoln VIPT Janus Capital Appreciation                  1,079,902     1,756,132
Lincoln VIPT Mondrian International Value                3,078,800     2,839,781
Lincoln VIPT Money Market                                5,990,868     4,175,843
Lincoln VIPT SSgA S&P 500 Index                            330,617        59,038
Lincoln VIPT SSgA Small-Cap Index                           64,088        11,079
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth       632,085     1,090,966
Lincoln VIPT UBS Global Asset Allocation                   957,669       897,347
Lincoln VIPT Wilshire 2010 Profile                         103,675        96,666
Lincoln VIPT Wilshire 2020 Profile                         579,962       229,541
Lincoln VIPT Wilshire 2030 Profile                         570,816        83,360
Lincoln VIPT Wilshire 2040 Profile                         268,481         4,957
Lincoln VIPT Wilshire Aggressive Profile                 2,025,421       762,703
Lincoln VIPT Wilshire Conservative Profile               1,514,436     1,039,896
Lincoln VIPT Wilshire Moderate Profile                   2,458,956     1,356,228
Lincoln VIPT Wilshire Moderately Aggressive Profile      2,837,570     1,169,700
MFS VIT Utilities                                        3,403,450     1,578,606
NB AMT Mid-Cap Growth                                    1,231,676     1,273,772

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                      NET
                                                          SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                OWNED      VALUE    OF SHARES    COST OF SHARES
---------------------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                           80,987   $10.67   $   864,126     $ 1,321,655
ABVPSF Growth and Income Class B                          141,459    12.97     1,834,724       3,224,443
American Funds Global Growth Class 2                      271,946    13.88     3,774,610       5,816,259
American Funds Growth Class 2                             645,075    33.27    21,461,646      34,213,217
American Funds Growth-Income Class 2                      514,204    24.11    12,397,469      19,810,355
American Funds International Class 2                      775,931    12.19     9,458,604      14,454,696
Delaware VIPT Diversified Income                          744,750     9.25     6,888,934       7,273,142
Delaware VIPT High Yield                                  299,094     4.14     1,238,251       1,741,754
Delaware VIPT REIT                                        632,060     6.64     4,196,878       9,085,377

                                                                      NET
                                                          SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                OWNED      VALUE    OF SHARES    COST OF SHARES
---------------------------------------------------------------------------------------------------------
Delaware VIPT Small Cap Value Service Class               252,184   $18.59   $ 4,688,101     $ 7,134,418
Delaware VIPT Trend                                       190,028    16.61     3,156,362       5,461,329
Delaware VIPT Value                                       423,488    12.83     5,433,345       7,822,065
DWS VIP Equity 500 Index                                  630,756     9.55     6,023,717       8,118,206
DWS VIP Small Cap Index                                   233,262     8.63     2,013,050       3,088,850
Fidelity VIP Contrafund Service Class                     622,091    15.33     9,536,659      16,385,065
Fidelity VIP Growth Service Class                          79,476    23.47     1,865,298       2,920,419
Lincoln VIPT Baron Growth Opportunities Service Class     201,821    17.32     3,494,528       5,446,509
Lincoln VIPT Cohen & Steers Global Real Estate             21,340     4.59        97,928         162,701
Lincoln VIPT Delaware Bond                              1,037,109    11.68    12,111,360      13,179,442
Lincoln VIPT Delaware Growth and Income                   445,406    20.97     9,341,056      15,359,143
Lincoln VIPT Delaware Managed                             696,839    10.83     7,549,557      10,718,345
Lincoln VIPT Delaware Social Awareness                    334,643    22.41     7,498,339      10,620,986
Lincoln VIPT Delaware Special Opportunities               258,850    24.09     6,236,219       9,528,286
Lincoln VIPT FI Equity-Income                             733,088     9.38     6,874,904      11,613,072
Lincoln VIPT Janus Capital Appreciation                   253,120    14.15     3,581,643       5,257,013
Lincoln VIPT Mondrian International Value                 584,781    13.34     7,802,728      11,025,388
Lincoln VIPT Money Market                               1,165,366    10.00    11,653,656      11,653,656
Lincoln VIPT SSgA S&P 500 Index                            36,878     6.24       230,008         289,716
Lincoln VIPT SSgA Small-Cap Index                           4,131    11.41        47,141          66,035
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      279,528     7.69     2,149,015       3,151,913
Lincoln VIPT UBS Global Asset Allocation                  188,751     8.69     1,641,002       2,584,899
Lincoln VIPT Wilshire 2010 Profile                          2,369     7.90        18,712          22,645
Lincoln VIPT Wilshire 2020 Profile                         39,054     7.55       294,742         353,002
Lincoln VIPT Wilshire 2030 Profile                         55,991     7.30       408,619         532,196
Lincoln VIPT Wilshire 2040 Profile                         34,727     6.73       233,575         294,593
Lincoln VIPT Wilshire Aggressive Profile                  333,383     8.23     2,743,076       4,131,185
Lincoln VIPT Wilshire Conservative Profile                180,475     9.47     1,709,459       1,989,998
Lincoln VIPT Wilshire Moderate Profile                    473,833     9.07     4,298,141       5,528,623
Lincoln VIPT Wilshire Moderately Aggressive Profile       503,606     8.63     4,348,135       5,921,614
MFS VIT Utilities                                         265,317    18.24     4,839,390       7,293,202
NB AMT Mid-Cap Growth                                     175,183    16.14     2,827,451       3,848,397

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                          UNITS       UNITS      NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                          118,639     (103,727)       14,912
ABVPSF Growth and Income Class B                           63,447     (109,432)      (45,985)
American Funds Global Growth Class 2                      148,212     (107,807)       40,405
American Funds Growth Class 2                             719,397   (1,496,006)     (776,609)
American Funds Growth-Income Class 2                      520,613     (761,341)     (240,728)
American Funds International Class 2                      393,823     (668,916)     (275,093)
Delaware VIPT Diversified Income                          335,494     (353,924)      (18,430)
Delaware VIPT High Yield                                   48,128      (35,436)       12,692
Delaware VIPT REIT                                         76,015     (123,867)      (47,852)
Delaware VIPT Small Cap Value Service Class             1,350,332   (2,204,923)     (854,591)
Delaware VIPT Trend                                       710,609   (1,621,735)     (911,126)
Delaware VIPT Value                                       695,619   (1,172,454)     (476,835)
DWS VIP Equity 500 Index                                  174,420     (380,406)     (205,986)
DWS VIP Small Cap Index                                    58,727      (74,529)      (15,802)
Fidelity VIP Contrafund Service Class                     291,222     (349,459)      (58,237)
Fidelity VIP Growth Service Class                         106,470     (139,688)      (33,218)
Lincoln VIPT Baron Growth Opportunities Service Class      87,711     (104,387)      (16,676)
Lincoln VIPT Cohen & Steers Global Real Estate             21,153       (7,105)       14,048
Lincoln VIPT Delaware Bond                                647,082   (1,031,484)     (384,402)
Lincoln VIPT Delaware Growth and Income                   120,466     (354,747)     (234,281)
Lincoln VIPT Delaware Managed                             248,713     (879,682)     (630,969)
Lincoln VIPT Delaware Social Awareness                    212,628     (332,112)     (119,484)

                                                          UNITS       UNITS      NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Special Opportunities               128,465     (204,100)      (75,635)
Lincoln VIPT FI Equity-Income                             646,520   (2,140,739)   (1,494,219)
Lincoln VIPT Janus Capital Appreciation                   291,507     (745,522)     (454,015)
Lincoln VIPT Mondrian International Value                 692,153   (1,024,000)     (331,847)
Lincoln VIPT Money Market                               2,358,174   (2,062,332)      295,842
Lincoln VIPT SSgA S&P 500 Index                            43,587       (8,950)       34,637
Lincoln VIPT SSgA Small-Cap Index                           7,753       (1,648)        6,105
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      498,897     (802,068)     (303,171)
Lincoln VIPT UBS Global Asset Allocation                  176,127     (323,470)     (147,343)
Lincoln VIPT Wilshire 2010 Profile                         10,691      (10,997)         (306)
Lincoln VIPT Wilshire 2020 Profile                         64,352      (28,772)       35,580
Lincoln VIPT Wilshire 2030 Profile                         72,222      (19,688)       52,534
Lincoln VIPT Wilshire 2040 Profile                         36,006       (3,204)       32,802
Lincoln VIPT Wilshire Aggressive Profile                  186,134      (98,906)       87,228
Lincoln VIPT Wilshire Conservative Profile                151,015     (108,605)       42,410
Lincoln VIPT Wilshire Moderate Profile                    232,566     (152,075)       80,491
Lincoln VIPT Wilshire Moderately Aggressive Profile       287,115     (149,725)      137,390
MFS VIT Utilities                                       1,716,247   (1,338,891)      377,356
NB AMT Mid-Cap Growth                                      99,965     (127,166)      (27,201)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                          UNITS       UNITS      NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------
ABVPSF Global Technology Class B                          104,673      (63,433)       41,240
ABVPSF Growth and Income Class B                          135,779     (104,124)       31,655
American Funds Global Growth Class 2                      337,595     (228,904)      108,691
American Funds Growth Class 2                           1,166,017     (952,502)      213,515
American Funds Growth-Income Class 2                    1,436,207     (981,687)      454,520
American Funds International Class 2                      552,060     (300,230)      251,830
Delaware VIPT Diversified Income                          453,583     (162,364)      291,219
Delaware VIPT High Yield                                  176,488      (84,916)       91,572
Delaware VIPT REIT                                        130,396     (161,770)      (31,374)
Delaware VIPT Small Cap Value Service Class             2,173,567   (1,622,660)      550,907
Delaware VIPT Trend                                     1,047,583   (1,019,134)       28,449
Delaware VIPT Value                                     1,478,497   (1,054,985)      423,512
DWS VIP Equity 500 Index                                  285,096     (409,071)     (123,975)
DWS VIP Small Cap Index                                    70,529      (73,216)       (2,687)
Fidelity VIP Contrafund Service Class                     298,124     (215,472)       82,652
Fidelity VIP Growth Service Class                         165,701     (132,622)       33,079
Lincoln VIPT Baron Growth Opportunities Service Class     130,889      (75,273)       55,616
Lincoln VIPT Cohen & Steers Global Real Estate              7,365         (686)        6,679
Lincoln VIPT Delaware Bond                                879,798     (647,013)      232,785
Lincoln VIPT Delaware Growth and Income                   441,940     (499,289)      (57,349)
Lincoln VIPT Delaware Managed                             676,377     (520,110)      156,267
Lincoln VIPT Delaware Social Awareness                    236,767     (303,260)      (66,493)
Lincoln VIPT Delaware Special Opportunities               298,448     (271,154)       27,294
Lincoln VIPT FI Equity-Income                           1,239,617   (1,302,997)      (63,380)
Lincoln VIPT Janus Capital Appreciation                   699,987     (754,901)      (54,914)
Lincoln VIPT Mondrian International Value               1,581,207   (1,092,539)      488,668
Lincoln VIPT Money Market                               4,535,552   (3,402,320)    1,133,232
Lincoln VIPT SSgA S&P 500 Index                             4,002         (103)        3,899
Lincoln VIPT SSgA Small-Cap Index                           1,767          (19)        1,748
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      659,393     (492,651)      166,742
Lincoln VIPT UBS Global Asset Allocation                  436,755     (343,712)       93,043
Lincoln VIPT Wilshire 2010 Profile                          2,672           --         2,672
Lincoln VIPT Wilshire 2020 Profile                          4,103          (62)        4,041
Lincoln VIPT Wilshire 2030 Profile                          4,694         (145)        4,549
Lincoln VIPT Wilshire 2040 Profile                          3,147         (108)        3,039
Lincoln VIPT Wilshire Aggressive Profile                  142,336      (50,967)       91,369
Lincoln VIPT Wilshire Conservative Profile                140,521      (55,819)       84,702
Lincoln VIPT Wilshire Moderate Profile                    324,086     (144,328)      179,758
Lincoln VIPT Wilshire Moderately Aggressive Profile       223,481      (50,327)      173,154
MFS VIT Utilities                                       2,065,784     (579,272)    1,486,512
NB AMT Mid-Cap Growth                                     226,157     (139,973)       86,184

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the respective two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account Q at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 20, 2009

                    Lincoln Life Variable Annuity Account Q

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2008

     Statement of Operations - Year ended December 31, 2008

     Statements of Changes in Net Assets - Years ended December 31, 2008 and
     2007

     Notes to Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2008 and 2007

     Consolidated Statements of Income - Years ended December 31, 2008, 2007, and 2006

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2008, 2007, and 2006

     Consolidated Statements of Cash Flows - Years ended December 31, 2008, 2007, and 2006

     Notes to Consolidated Financial Statements - December 31, 2008

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.

(2) Not Applicable.

(3) Amended and Restated Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24,
   1998.

   (f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (l) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23,
   1999.

   (m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (q) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (r) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (s) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2,
   2003.

     (t) Section 403(b) Annuity Endorsement (32481-G-12-08)

(5) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Not Applicable.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1,
     2008.

     (iii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3,
     2009.

     (iv) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (v) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1,
     2008.

     (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (vii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-68842) filed on April 3, 2009.

     (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3,
     2009.

     (ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (x) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xi) BlackRock Variable Series Funds, Inc. (To Be Filed by Amendment)

     (xii) DWS Variable Series II (To Be Filed by Amendment)

     (b) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:

     (i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (viii) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable.

(12) Not Applicable.

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 29
(File No. 333-61554) filed on March 16, 2009.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                        Positions and Offices with Depositor
-------------------------   ---------------------------------------------------------------
Dennis R. Glass**           President and Director
Chuck C. Cornelio**         Executive Vice President, Chief Administrative Officer
Frederick J. Crawford**     Executive Vice President, Chief Financial Officer and Director
Larry A. Samplatsky***      Vice President and Chief Compliance Officer
Mark E. Konen****           Senior Vice President and Director
See Yeng Quek*****          Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*              Vice President and Director
Dennis L. Schoff**          Senior Vice President and General Counsel
Rise' C.M. Taylor*          Vice President and Treasurer
C. Suzanne Womack**         Second Vice President and Secretary

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2009 there were 18,276 contract owners under Account Q.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life

     Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 7th day of April, 2009.


      Lincoln Life Variable Annuity Account Q (Registrant)
      Multi-Fund (Reg. TM) Group
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 7, 2009.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Executive Vice President and Chief Administrative Officer
------------------------------
Charles C. Cornelio
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Senior Vice President, Chief Investment Officer and Director
------------------------------
See Yeng Quek
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
 ---------------------------
  Kelly D. Clevenger